                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Portfolio Highlights.............................  4
Portfolio Management Review......................  5
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21

HYF  SAR 2/97

                             LETTER TO SHAREHOLDERS
                                               [PHOTO]
                                                DENNIS J. MCDONNELL AND DON G.
                                                            POWELL
January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital High Yield
Fund has continued to generate
positive investment performance. As
noted in earlier reports, VK/AC
Holding Inc., the parent company of
Van Kampen American Capital, Inc., was
acquired by Morgan Stanley Group Inc.,
a world leader in asset management and
investment banking. The transaction
was completed in October, and we are
excited about the opportunities it
creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second

                                                           Continued on page two
quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached
7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering some of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term yields gradually fell back to 6.64 percent by year end.
    Compared to 1995, when most sectors of the taxable fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. The Lehman Brothers Aggregate Bond Index returned just 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming longer-term issues. Lower-rated corporate bonds also outperformed, as investors felt comfortable enough to stretch for yield given the better-than-expected economy. For the year, 30-year Treasury bonds lost approximately one percent on a total-return basis. Treasury bond losses might have been larger, but heavy foreign buying, especially among Japanese investors, where low interest rates and a falling yen made high-quality American bonds an attractive option, helped control losses.

OUTLOOK
    We expect interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to begin to decline across the maturity spectrum. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pressures. The results of the November elections reinforce this view--the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore, keep the budget deficit under control.
    While domestic economic fundamentals may keep bond prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries. If these economies gain significant strength in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreign investors have become the marginal buyers of U.S. bonds, we believe that increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.
    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.
[SIG]
Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

                                         A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV1...     8.01%      7.50%      7.50%
Six-month total return2................     2.92%      3.50%      6.50%
One-year total return based on NAV1....    12.48%     11.65%     11.65%
One-year total return2.................     7.10%      7.65%     10.65%
Five-year average annual total
return2................................    10.89%        N/A        N/A
Ten-year average annual total
return(2)..............................     8.33%        N/A        N/A
Life-of-Fund average annual total
return2................................     8.36%      8.05%      7.96%
Commencement date......................  06/27/86   05/17/93   08/13/93
 DISTRIBUTION RATE AND YIELD
Distribution rate3.....................     8.46%      8.15%      8.15%
SEC Yield4.............................     7.66%      7.26%      7.27%
N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

3Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

4SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND
 TOP TEN ISSUERS AS OF DECEMBER 31, 1996

                              PERCENTAGE OF FUND'S
                              LONG-TERM INVESTMENTS
Connecticut Yankee Atomic
  Power General.............  1.65%
Panamsat L.P. ..............  1.43%
SCI Television, Inc. .......  1.43%
U.S. Can Co. ...............  1.39%
Owens Illinois, Inc. .......  1.39%
Waban, Inc. ................  1.35%
Global Marine, Inc. ........  1.34%
IXC Communications, Inc. ...  1.31%
Thrifty Payless.............  1.30%
Schuller International
  Group, Inc. ..............  1.22%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES

           AS OF DECEMBER 31, 1996
     AAA.......   2.9%
     AA........   0.6%
     BBB.......   3.1%
     BB........  30.7%
     B.........  57.0%
     CCC.......   2.1%
     Non-Rated...  3.6%
                          Pie Chart

           AS OF JUNE 30, 1996
     AAA.......   2.0%
     AA........   1.4%
     A.........   0.9%
     BBB.......   3.1%
     BB........  28.0%
     B.........  53.0%
     CCC.......   2.1%
     Non-Rated...  9.5%
                          Pie Chart

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.
 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
Foreign Securities.....  15.7%
Printing, Publishing
  and Broadcasting.....   7.8%
Telecommunications.....   7.1%
Oil and Gas............   6.7%
Hotel, Motel, Inns and
  Gaming...............   5.8%

AS OF JUNE 30, 1996
Foreign Securities....  17.6%
Printing, Publishing
  and Broadcasting....   9.3%
Telecommunications....   7.2%
Oil and Gas...........   8.6%
Hotel, Motel, Inns and
  Gaming..............   6.9%

 DURATION

          AS OF DECEMBER 31, 1996         AS OF JUNE 30, 1996
Duration        3.60 years                    3.75 years

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

We recently spoke with the management team of the Van Kampen American Capital High Yield Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Anne K. Lorsung, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.
   Q
      WHAT WERE THE SIGNIFICANT FACTORS DRIVING THE PERFORMANCE OF HIGH YIELD MARKETS DURING THE LAST SIX MONTHS OF 1996?
   A
      Interest rate trends improved for the fixed-income sector during the third and fourth quarters of 1996, as the market rallied from declines seen during the first half of the year. The Treasury markets were less volatile in the second half of the year, as economic growth showed signs of slowing.
    One of the main themes we saw in 1996 was the strong performance of several of the more speculative market sectors, such as lower-rated corporate bonds, certain zero-coupon securities, and select foreign emerging markets. From a fundamental standpoint, the high yield market appeared very solid despite a higher volume of new issuance, which would tend to suppress prices.
    There was a relatively small number of bankruptcy or default situations, and along with the fairly benign economic environment, investors became more comfortable taking on added credit risk. The subsequent heavy and constant cash flows into high yield mutual funds resulted in demand outpacing supply, and strong returns in the high yield market.
   Q
      WHAT STEPS DID YOU TAKE TO POSITION THE FUND IN LIGHT OF THESE CONDITIONS?
   A
      We maintained a significant portion of the Fund's assets in higher-rated credits, with approximately 37.3 percent of the portfolio in securities rated BB or higher at year end. Our approach is to accept a slightly lower yield to achieve potentially more stability in the Fund's net asset value.
    The value of this approach becomes evident when the market hits a rough spot, and we expect some volatility going into 1997. As such, we have kept the Fund's duration relatively short. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer the Fund's duration, the greater the effect of interest rate movements on net asset value. Funds with shorter durations typically have performed better in rising rate environments, while funds with longer durations have tended to do better when interest rates decline. At year end, the Fund's duration stood at 3.6 years, compared to the
4.9 years of the Credit Suisse First Boston High Yield benchmark. To further seek to minimize relative volatility, we have kept assets highly diversified, with exposure to 24 industries.
    Approximately 84 percent of assets are invested in the U.S. domestic market, with 16 percent invested in foreign holdings at year end. Going forward, we believe that we have captured much of the upside potential in the foreign sector and anticipate reducing our exposure somewhat for other select opportunities.
    Similar to other high yield mutual funds currently, we have significant exposure to B-rated securities, which have provided more income than BB-rated bonds, the highest quality rating within the non-investment grade category. Currently, B-rated securities comprise 57 percent of the Fund's portfolio. We do not expect to increase that percentage during the early part of 1997, as yield spreads have narrowed significantly. With the current spread difference as tight as it is, we do not feel the investor is adequately compensated for the additional credit risk. As our credit research group adds significant value in specific security selection in this sector, we will continue to leverage off this expertise to seek to enhance yield in the Fund. For additional Fund portfolio highlights, refer to page four.
   Q
      HOW HAS THE FUND PERFORMED DURING THE PAST SIX MONTHS?
   A
      The Fund posted a total return of 8.01 percent(1) (Class A shares at net asset value) for the six-month period, and 12.48 percent(1) for the 12 months ended December 31, 1996.
    The dividend was reduced in November from $.0750 per share to $.0725 per share (Class A shares) in response to the rally we saw in foreign securities. As we sold positions for a profit, the proceeds were reinvested into lower-yielding securities at prevailing interest rate levels, reducing the immediate earning power of the portfolio. Nonetheless, as of December 31, 1996, the Fund's distribution rate stood at 8.46 percent(3) per share.
    The Fund's return was supported by corporate acquisition activity that created capital gains among some of its holdings, such as Thrifty Payless and Bally Entertainment. When the issuer of a lower-rated security is purchased by a company, the price of the lower-rated bond has tended to rise, as was the case in Rite-Aid's purchase of Thrifty Payless and Hilton's acquisition of Bally. We believe situations like these are evidence of the skill and thoroughness of our high yield research team. Their ability to discover the potential of these special situations is a true value to the Fund. Please refer to the chart on page three for additional Fund performance results.
   Q
      GIVEN YOUR OUTLOOK FOR THE MARKETS, WHAT PORTFOLIO CHANGES HAVE BEEN MADE OR COULD BE ANTICIPATED OVER THE NEXT SIX MONTHS?
   A
      We continue to be selective and take full advantage of our high yield research capabilities. While we cannot ignore the big picture--such as the potential for higher interest rates spurred by economic growth--we anticipate finding success by focusing on the specific strength or weakness of individual high-yield securities.
    We do not anticipate any major shifts in our strategy or our allocations among various sectors of the market. At year-end, some of our major allocations were in telecommunications (7.1 percent), printing, publishing, and broadcasting (7.8 percent), and hotel, motel, inns, and gaming (5.8 percent). These are industries in which we can identify issuers with strong growth prospects, favorable pricing environments, or, in the case of the gaming sector, issues that have attractive risk/reward characteristics.

    We had previously trimmed our positions in cyclical industry bonds, such as manufacturing and durable goods, as risks of a recession grew, and we do not expect to add to that exposure in the near term. We feel cyclical companies are not offering enough yield to offset the potential risks of owning these securities.
    Early indications that supply will remain strong in the foreseeable future could spark some movement in the market. We believe our portfolio should continue to provide relative stability for high yield investors who are concerned about market value.
    While there are several factors that could positively impact the market, we believe in the short term it is more likely that interest rates will increase rather than decline. If this occurs, the high yield sector should continue to perform well. High yield bonds outperformed Treasuries during 1996 because a growing economy has often improved their credit prospects, and their high coupon payments may act as a buffer against rising interest rates. While our expectation is that most fixed-income products will have relatively uneventful price performance over the year, we are confident that the Fund will provide steady dividend income.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments
[SIG]

Anne K. Lorsung
Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                           U.S.($)
  (000)                     Description                    Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
            DOMESTIC CORPORATE BONDS  73.0%
            AEROSPACE & DEFENSE  1.0%
    2,200   Sequa Corp.................................        9.625%  10/15/99  $  2,282,500
    1,600   Sequa Corp.................................        9.375   12/15/03     1,632,000
                                                                                 ------------
                                                                                    3,914,500
                                                                                 ------------
            AUTOMOBILE  2.1%
    2,600   Exide Corp.................................       10.750   12/15/02     2,717,000
    1,750   JPS Automotive Products Corp...............       11.125   06/15/01     1,881,250
    3,550   Speedy Muffler King, Inc...................       10.875   10/01/06     3,798,500
                                                                                 ------------
                                                                                    8,396,750
                                                                                 ------------
            BEVERAGE, FOOD & TOBACCO  0.6%
    2,350   Pilgrims Pride Corp........................       10.875   08/01/03     2,361,750
                                                                                 ------------
            BUILDINGS & REAL ESTATE  3.1%
    2,000   American Standard, Inc.....................       11.375   05/15/04     2,150,000
    2,900   American Standard, Inc.....................       10.875   05/15/99     3,124,750
    2,700   Clark Material Handling Corp...............       10.750   11/15/06     2,794,500
    4,100   Schuller International Group, Inc..........       10.875   12/15/04     4,571,500
                                                                                 ------------
                                                                                   12,640,750
                                                                                 ------------
            CHEMICALS, PLASTICS & RUBBER  1.1%
    4,258   ISP Holdings, Inc..........................        9.750   02/15/02     4,470,900
                                                                                 ------------
            CONTAINERS, PACKAGING & GLASS  4.3%
    1,900   Owens Illinois, Inc........................       10.250   04/01/99     1,919,000
    2,950   Owens Illinois, Inc........................       11.000   12/01/03     3,289,250
    2,100   S.D. Warren Co.............................       12.000   12/15/04     2,268,000
      950   Stone Consolidated Corp....................       10.250   12/15/00     1,009,375
    1,850   Sweetheart Cup, Inc........................        9.625   09/01/00     1,919,375
    1,650   Sweetheart Cup, Inc........................       10.500   09/01/03     1,736,625
    5,000   U.S. Can Co................................       13.500   01/15/02     5,225,000
                                                                                 ------------
                                                                                   17,366,625
                                                                                 ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING 3.1%
    1,800   Aetna Industries, Inc......................       11.875   10/01/06     1,939,500
    4,000   Communications & Power Industries, Inc.....       12.000   08/01/05     4,490,000
    1,750   Jordan Industries, Inc.....................       10.375   08/01/03     1,741,250
    4,200   Talley Manufacturing & Technology, Inc.....       10.750   10/15/03     4,399,500
                                                                                 ------------
                                                                                   12,570,250
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                           U.S.($)
  (000)                     Description                    Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
            ECOLOGICAL  0.7%
    1,800   Envirosource, Inc..........................        9.750%  06/15/03  $  1,692,000
    1,100   Norcal Waste Systems, Inc. (b).............  12.50/13.00   11/15/05     1,226,500
                                                                                 ------------
                                                                                    2,918,500
                                                                                 ------------
            ELECTRONICS  3.6%
    4,000   Advanced Micro Devices, Inc. ..............       11.000   08/01/03     4,350,000
    4,250   Bell & Howell Co. (b)......................     0/11.500   03/01/05     3,155,625
    3,950   Computervision.............................       11.375   08/15/99     4,127,750
    3,000   Exide Electronics Group, Inc. .............       11.500   03/15/06     3,210,000
                                                                                 ------------
                                                                                   14,843,375
                                                                                 ------------
            FARMING & AGRICULTURE  0.4%
    1,750   Trans Resources, Inc. .....................       11.875   07/01/02     1,767,500
                                                                                 ------------
            FINANCE  1.8%
    3,650   American Annuity Group, Inc. ..............       11.125   02/01/03     3,932,875
    3,300   Americo Life, Inc. ........................        9.250   06/01/05     3,300,000
                                                                                 ------------
                                                                                    7,232,875
                                                                                 ------------
            GROCERY  2.6%
    3,650   Pantry, Inc. ..............................       12.000   11/15/00     3,504,000
    3,700   Pathmark Stores, Inc. .....................        9.625   05/01/03     3,552,000
    3,600   Vons Cos., Inc. ...........................        9.625   04/01/02     3,762,000
                                                                                 ------------
                                                                                   10,818,000
                                                                                 ------------
            HEALTHCARE  2.7%
    3,100   Merit Behavioral Care Corp. ...............       11.500   11/15/05     3,332,500
      500   Ornda Healthcorp...........................       12.250   05/15/02       532,500
    3,250   Ornda Healthcorp...........................       11.375   08/15/04     3,753,750
    3,100   Tenet Healthcare Corp. ....................       10.125   03/01/05     3,425,500
                                                                                 ------------
                                                                                   11,044,250
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                           U.S.($)
  (000)                     Description                    Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------

            HOTEL, MOTEL, INNS & GAMING  5.8%
    3,150   Argosy Gaming Co. .........................       13.250%  06/01/04  $  2,961,000
    2,400   California Hotel Finance Corp. ............       11.000   12/01/02     2,496,000
    3,600   Coast Hotels & Casinos, Inc. ..............       13.000   12/15/02     3,978,000
    2,700   Grand Casino, Inc. ........................       10.125   12/01/03     2,713,500
    2,850   Hollywood Casino, Inc. ....................       12.750   11/01/03     2,750,250
    3,100   Majestic Star Casino L.L.C. ...............       12.750   05/15/03     3,324,750
    3,000   MGM Grand Hotel Finance Corp. .............       11.750   05/01/99     3,120,000
    2,275   Trump Atlantic City Associates.............       11.250   05/01/06     2,263,625
                                                                                 ------------
                                                                                   23,607,125
                                                                                 ------------
            LEISURE/ENTERTAINMENT  2.5%
    1,000   Cobblestone Holdings, Inc. ................            *   06/01/04       435,000
    1,200   Rayovac Corp. .............................       10.250   11/01/06     1,230,000
    4,050   Selmer, Inc. ..............................       11.000   05/15/05     4,404,375
    3,850   Viacom International, Inc. ................       10.250   09/15/01     4,186,875
                                                                                 ------------
                                                                                   10,256,250
                                                                                 ------------
            MINING, STEEL, IRON & NON-PRECIOUS
            METAL  3.8%
    4,100   Armco, Inc. ...............................       11.375   10/15/99     4,305,000
    3,850   Carbide/Graphite Group, Inc. ..............       11.500   09/01/03     4,215,750
    3,000   Easco Corp. ...............................       10.000   03/15/01     3,030,000
    1,000   Inland Steel Co. ..........................       12.000   12/01/98     1,070,000
    2,750   WCI Steel, Inc. ...........................       10.000   12/01/04     2,805,000
                                                                                 ------------
                                                                                   15,425,750
                                                                                 ------------
            OIL & GAS 6.7%
    1,800   Clark R & M Holdings, Inc..................            *   02/15/00     1,296,000
    2,400   Coda Energy, Inc...........................       10.500   04/01/06     2,544,000
    3,700   Giant Industries, Inc......................        9.750   11/15/03     3,838,750
    4,645   Global Marine, Inc. (c)....................       12.750   12/15/99     5,016,600
    4,150   KCS Energy, Inc............................       11.000   01/15/03     4,523,500
    1,750   Parker Drilling Co.........................        9.750   11/15/06     1,841,875
    3,650   Petroleum Heat & Power, Inc................       12.250   02/01/05     4,069,750
    4,075   Triton Energy Corp.........................        9.750   12/15/00     4,258,375
                                                                                 ------------
                                                                                   27,388,850
                                                                                 ------------
            PERSONAL & NON-DURABLE 1.7%
    1,100   Cole National Group, Inc...................        9.875   12/31/06     1,124,750
    1,250   Cole National Group, Inc. Senior Note......       11.250   10/01/01     1,378,125
    2,250   Revlon Consumer Products Corp..............        9.375   04/01/01     2,311,875
    1,100   Revlon Consumer Products Corp..............       10.500   02/15/03     1,155,000
      900   Revlon, Inc................................       10.875   07/15/10       920,250
                                                                                 ------------
                                                                                    6,890,000
                                                                                 ------------






                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                           U.S.($)
  (000)                     Description                    Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
            PRINTING, PUBLISHING & BROADCASTING 7.8%
    1,000   Cablevision Industries Corp................       10.750%  01/30/02  $  1,055,000
    1,200   Cablevision Systems Corp...................       10.750   04/01/04     1,245,000
    1,350   Cablevision Systems Corp...................       10.500   05/15/16     1,397,250
    2,700   Century Communications Corp................       11.875   10/15/03     2,875,500
    1,600   Comcast Corp...............................        9.375   05/15/05     1,664,000
    1,500   Comcast Corp...............................        9.125   10/15/06     1,537,500
    3,675   Insight Communications Co. L.P.............       11.250   03/01/00     3,803,625
    2,700   International Cabletel, Inc. (b)...........     0/12.750   04/15/05     2,031,750
      900   International Cabletel, Inc. (b)...........     0/11.500   02/01/06       614,250
    1,100   JCAC, Inc..................................       10.125   06/15/06     1,138,500
    1,900   K-III Communications Corp..................       10.625   05/01/02     1,999,750
    1,600   K-III Communications Corp..................       10.250   06/01/04     1,688,000
    5,000   SCI Television, Inc........................       11.000   06/30/05     5,375,000
    1,200   Storer Communications, Inc.................       10.000   05/15/03     1,203,000
    2,000   Young Broadcasting, Inc....................       11.750   11/15/04     2,190,000
    1,950   Young Broadcasting, Inc....................       10.125   02/15/05     2,008,500
                                                                                 ------------
                                                                                   31,826,625
                                                                                 ------------
            RETAIL 3.6%
    1,000   Hosiery Corp. America, Inc.................       13.750   08/01/02     1,105,000
    3,300   Loehmann's, Inc............................       11.875   05/15/03     3,564,000
    4,115   Thrifty Payless............................       12.250   04/15/04     4,855,700
    4,500   Waban, Inc.................................       11.000   05/15/04     5,062,500
                                                                                 ------------
                                                                                   14,587,200
                                                                                 ------------
            TELECOMMUNICATIONS 7.1%
    3,800   Centennial Cellular Corp...................       10.125   05/15/05     3,838,000
    1,800   Echostar Communications Corp. (b)..........     0/12.875   06/01/04     1,489,500
    3,500   EZ Communications, Inc.....................        9.750   12/01/05     3,657,500
    1,350   Intermedia Communications of Florida,
            Inc........................................       13.500   06/01/05     1,549,125
    2,700   Intermedia Communications of Florida, Inc.
            (b)........................................     0/12.500   05/15/06     1,782,000
    4,450   IXC Communications, Inc....................       12.500   10/01/05     4,895,000
    2,950   Katz Media Corp............................       10.500   01/15/07     3,031,125
    2,700   Panamsat L.P...............................        9.750   08/01/00     2,855,250
    1,400   Pricellular Wireless Corp..................       14.000   11/15/01     1,386,000
    2,600   Pricellular Wireless Corp. (b).............     0/12.250   10/01/03     2,236,000
    3,500   Teleport Communications Group (b)..........     0/11.125   07/01/07     2,415,000
                                                                                 ------------
                                                                                   29,134,500
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                           U.S.($)
  (000)                     Description                    Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
            TRANSPORTATION  1.0%
    4,000   U.S. Air, Inc..............................        8.625%  09/01/98  $  4,010,000
                                                                                 ------------
            TEXTILES  0.9%
    3,700   Dan River, Inc.............................       10.125   12/15/03     3,718,500
                                                                                 ------------
            UTILITIES  5.0%
    3,000   AES Corp...................................       10.250   07/15/06     3,240,000
    3,150   California Energy, Inc.....................        9.875   06/30/03     3,339,000
    6,000   Connecticut Yankee Atomic Power General....       12.000   06/01/00     6,180,000
    1,450   El Paso Electric Co........................        8.250   02/01/03     1,489,875
      650   El Paso Electric Co........................        8.900   02/01/06       685,750
    3,200   Midland Funding Corp. II...................       11.750   07/23/05     3,576,000
    1,650   National Energy Group, Inc.................       10.750   11/01/06     1,732,500
                                                                                 ------------
                                                                                   20,243,125
                                                                                 ------------
            TOTAL DOMESTIC CORPORATE BONDS.....................................   297,433,950
                                                                                 ------------
            FOREIGN BONDS AND DEBT SECURITIES  15.7%
            ARGENTINA  2.5%
    2,000   Federal Republic of Argentina (Var. Rate
            Cpn) (US$).................................        5.250   03/31/23     1,260,000
    2,000   Impsat Corp. (US$).........................       12.125   07/15/03     2,110,000
    2,000   Republic of Argentina (US$)................       10.950   11/01/99     2,121,000
    2,000   Republic of Argentina (Var. Rate Cpn)
            (US$)......................................        6.563   03/31/23     1,540,000
    1,500   Telefonica De Argentina (US$)..............       11.875   11/01/04     1,665,000
    1,500   Transportadora De Gas Del Sur SA (US$).....       10.250   04/25/01     1,591,875
                                                                                 ------------
                                                                                   10,287,875
                                                                                 ------------
            AUSTRALIA  0.5%
    1,100   Commonwealth of Australia (AU$)............       10.000   10/15/02       992,177
    1,300   Commonwealth of Australia (AU$)............        9.000   09/15/04     1,135,126
                                                                                 ------------
                                                                                    2,127,303
                                                                                 ------------
            BRAZIL  0.8%
    2,000   Brazil MYDFA Trust (US$)...................        6.688   09/15/07     1,712,500
    2,600   Federal Republic of Brazil (Var. Rate Cp)
            (US$)......................................        5.000   04/15/24     1,628,250
                                                                                 ------------
                                                                                    3,340,750
                                                                                 ------------
            CANADA  3.5%
    3,700   Doman Industries Ltd. (US$)................        8.750   03/15/04     3,478,000
    4,000   Fonorola Inc. (US$)........................       12.500   08/15/02     4,380,000
    3,000   Fundy Cable Ltd. (US$).....................       11.000   11/15/05     3,195,000
    3,000   Rogers Communications, Inc. (US$)..........       10.875   04/15/04     3,165,000
                                                                                 ------------
                                                                                   14,218,000
                                                                                 ------------
            COLUMBIA  0.9%
    3,500   Financiera Energetica (US$)................        9.375   09/15/06     3,720,500
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                           U.S.($)
  (000)                     Description                    Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
            INDONESIA  1.1%
    4,000   Tjiwi Kimia International Finance (US$)....       13.250%  08/01/01  $  4,550,000
                                                                                 ------------
            ITALY  0.5%
3,000,000   Federal Republic of Italy (Lira)...........       10.000   08/01/03     2,264,338
                                                                                 ------------
            LUXEMBOURG  0.3%
    2,200   Millicom International Cellular SA (US$)
            (b)........................................     0/13.500   06/01/06     1,364,000
                                                                                 ------------
            MEXICO  0.9%
    2,000   Petroleos Mexicanos (US$)..................        8.625   12/01/23     1,615,000
    2,000   United Mexican States (US$)................       11.375   09/15/16     2,090,000
                                                                                 ------------
                                                                                    3,705,000
                                                                                 ------------
            MOROCCO  0.6%
    3,000   Morocco Trust A Loan (US$) (e).............        6.375   01/01/09     2,475,000
                                                                                 ------------
            NETHERLANDS  1.0%
    4,200   Fresh Del Monte Produce N V (US$)..........       10.000   05/01/03     4,042,500
                                                                                 ------------
            PHILIPPINES  0.9%
    1,000   Republic of Philippines (US$)..............        6.250   12/01/97       891,250
    2,602   Republic of Philippines (US$)..............        8.750   10/07/16     2,702,828
                                                                                 ------------
                                                                                    3,594,078
                                                                                 ------------
            POLAND  0.7%
    1,000   Government of Poland (US$).................        7.750   07/13/00     1,031,000
    1,700   Government of Poland (Var. Rate Cpn.)
            (US$)......................................            *   10/27/24     1,653,250
                                                                                 ------------
                                                                                    2,684,250
                                                                                 ------------
            RUSSIA  0.6%
    3,000   Vneshekonombank Loan Agreement (d)(e)
            (US$)......................................            *   01/01/99     2,381,250
                                                                                 ------------
            SPAIN  0.5%
  114,000   Government of Spain (Peseta)...............       12.250   03/25/00     1,040,467
  125,000   Government of Spain (Peseta)...............       10.150   01/31/06     1,173,406
                                                                                 ------------
                                                                                    2,213,873
                                                                                 ------------
            UNITED KINGDOM  0.4%
    2,150   Telewest PLC (US$) (b).....................     0/11.000   10/01/07     1,494,250
                                                                                 ------------
            TOTAL FOREIGN BONDS AND DEBT SECURITIES............................    64,462,967
                                                                                 ------------
            U.S. GOVERNMENT OBLIGATIONS  0.8%
    3,000   U.S. T-Notes...............................        9.000   05/15/98     3,128,160
                                                                                 ------------
            TOTAL LONG-TERM DEBT SECURITIES....................................   365,025,077
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                   U.S. ($)
                            Description                                          Market Value
---------------------------------------------------------------------------------------------
            EQUITIES  2.4%
  American Telecasting, Inc. (8,370 common stock warrants) (g).................  $      4,185
  Cablevision Systems Corp. (15,484 preferred shares) (d) (f)..................     1,455,496
  Capital Gaming International, Inc. (5,000 common stock warrants) (g).........             0
  Cobblestone Holdings, Inc. (1,000 common shares) (g).........................             0
  El Paso Electric Co. (18,975 preferred shares) (f)...........................     2,106,204
  Exide Electronics Group, Inc. (2,950 common stock warrants) (g)..............        88,500
  Fresenius Medical Care Capital Trust (2,500 preferred shares)................     2,543,750
  Hosiery Corp. of America, Inc. (1,000 common stock warrants) (g).............        55,000
  Intermedia Communications of Florida, Inc. (3,150 common stock warrants) (g).       126,000
  Panamsat Corp. (2,047 preferred shares) (f)..................................     2,502,751
  Supermarkets General Holdings Corp. (28,600 preferred shares)................       743,600
                                                                                 ------------
            TOTAL EQUITIES.....................................................     9,625,486
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  91.9%
  (Cost $360,492,501) (a)......................................................   374,650,563
                                                                                 ------------
SHORT-TERM INVESTMENTS  7.5%
  Repurchase Agreement (J.P. Morgan, U.S. T-Note, $26,987,000 par, 7.250%
  coupon, due 05/15/16, dated 12/31/96, to be sold on 01/02/97 at
  $28,186,784).................................................................    28,177,000
  New Zealand T-Bills, (3,500,000 New Zealand Dollar par, yielding 9.943%,
  maturing 01/08/97)...........................................................     2,471,897
                                                                                 ------------
                                             TOTAL SHORT-TERM INVESTMENTS  7.5%
  (Cost $30,592,355) (a).......................................................    30,648,897
OTHER ASSETS IN EXCESS OF LIABILITIES  .6%.....................................     2,686,359
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $407,985,819
                                                                                 ------------

*Zero coupon bond

(a) At December 31, 1996, cost for federal income tax purposes including short-term investments is $391,084,856; the aggregate gross unrealized appreciation is $15,493,901 and the aggregate gross unrealized depreciation is $1,318,302, resulting in net unrealized appreciation including forward currency contracts and foreign currency translation of other assets and liabilities of $14,175,599.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open forward transactions.

(d) Securities purchased on a when issued or delayed delivery basis.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

(g) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $360,492,501)
  (Note 1)..................................................    $ 374,650,563
Short-Term Investments (Cost $30,592,355) (Note 1)..........       30,648,897
Cash........................................................              854
Receivables:
  Interest..................................................        7,903,345
  Fund Shares Sold..........................................          504,770
Other.......................................................           33,337
                                                                ---------------
      Total Assets..........................................      413,741,766
                                                                ---------------
LIABILITIES:
Payables:
  Securities Purchased......................................        2,373,918
  Income Distributions......................................        1,774,684
  Fund Shares Repurchased...................................          647,775
  Investment Advisory Fee (Note 2)..........................          389,606
  Distributor and Affiliates (Notes 2 and 6)................          371,412
Deferred Compensation and Retirement Plans (Note 2).........           80,595
Forward Currency Contracts (Note 5).........................           73,849
Accrued Expenses............................................           44,108
                                                                ---------------
      Total Liabilities.....................................        5,755,947
                                                                ---------------
NET ASSETS..................................................    $ 407,985,819
                                                                   ----------
NET ASSETS CONSIST OF:
Capital (Note 3)............................................    $ 497,711,714
Net Unrealized Appreciation on Securities...................       14,175,599
Accumulated Distributions in Excess of Net Investment Income
  (Note 1)..................................................       (2,160,983)
Accumulated Net Realized Loss on Securities.................     (101,740,511)
                                                                ---------------
NET ASSETS..................................................    $ 407,985,819
                                                                   ----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $281,679,086 and 28,764,500 shares of
    beneficial interest issued and outstanding).............    $        9.79
    Maximum sales charge (4.75%* of offering price).........              .49
                                                                ---------------
    Maximum offering price to public........................    $       10.28
                                                                   ----------
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $119,078,611 and 12,157,395 shares of
    beneficial interest issued and outstanding).............    $        9.79
                                                                   ----------
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,228,122 and 738,130 shares of
    beneficial interest issued and outstanding).............    $        9.79
                                                                   ----------
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $20,506)......    $19,417,594
Dividends...................................................        387,790
Other.......................................................        196,256
                                                                -------------
    Total Income............................................     20,001,640
                                                                -------------
EXPENSES:
Investment Advisory Fee (Note 2)............................      1,481,115
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $333,833, $549,576, and $36,977,
  respectively) (Note 6)....................................        920,386
Shareholder Services (Note 2)...............................        330,716
Trustees Fees and Expenses (Note 2).........................         18,239
Legal (Note 2)..............................................         12,880
Other.......................................................        266,207
                                                                -------------
    Total Expenses..........................................      3,029,543
    Less Fees Deferred and Expenses Reimbursed ($166,408 and
      $5,042, respectively) (Note 2)........................        171,450
                                                                -------------
    Net Expenses............................................      2,858,093
                                                                -------------
NET INVESTMENT INCOME.......................................    $17,143,547
                                                                  ---------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
    Investments.............................................    $ 4,077,614
    Forward Currency Contracts..............................       (133,274)
    Foreign Currency Transactions...........................        267,419
                                                                -------------
Net Realized Gain on Securities.............................      4,211,759
                                                                -------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................      5,542,049
                                                                -------------
  End of the Period:
    Investments.............................................     14,214,604
    Forward Currency Contracts..............................        (36,790)
    Foreign Currency Translation............................         (2,215)
                                                                -------------
                                                                 14,175,599
                                                                -------------
Net Unrealized Appreciation on Securities During the
  Period....................................................      8,633,550
                                                                -------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..............    $12,845,309
                                                                  ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $29,988,856
                                                                  ---------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1996
                  and the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                         December 31, 1996    June 30, 1996
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................         $ 17,143,547     $ 31,296,259
Net Realized Gain on Securities......................            4,211,759        5,994,371
Net Unrealized Appreciation/Depreciation on
  Securities
  During the Period..................................            8,633,550         (896,955)
                                                                ----------       ----------
Change in Net Assets from Operations.................           29,988,856       36,393,675
                                                                ----------       ----------
Distributions from Net Investment Income.............          (17,143,547)     (31,296,259)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................             (593,523)        (186,982)
                                                                ----------       ----------
  Distributions from and in Excess of Net Investment
    Income*..........................................          (17,737,070)     (31,483,241)
Return of Capital Distribution* (Note 1).............                  -0-       (1,853,192)
                                                                ----------       ----------
  Total Distributions................................          (17,737,070)     (33,336,433)
                                                                ----------       ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................           12,251,786        3,057,242
                                                                ----------       ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................           66,093,175      130,645,161
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................            6,782,117       12,295,000
Cost of Shares Repurchased...........................          (52,321,154)     (81,944,626)
                                                                ----------       ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...           20,554,138       60,995,535
                                                                ----------       ----------
TOTAL INCREASE IN NET ASSETS.........................           32,805,924       64,052,777
NET ASSETS:
Beginning of the Period..............................          375,179,895      311,127,118
                                                                ----------       ----------
End of the Period (Including accumulated
  distributions in excess of net investment income of
  $2,160,983, and $1,835,750, respectively)..........         $407,985,819     $375,179,895
                                                                ----------       ----------

                                       Six Months Ended      Year Ended
      *Distributions by Class          December 31, 1996    June 30, 1996
------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income (Note 1):
  Class A Shares...................         $(12,785,431)    $(24,518,181)
  Class B Shares...................           (4,638,434)      (6,539,545)
  Class C Shares...................             (313,205)        (425,515)
                                              ----------       ----------
                                            $(17,737,070)    $(31,483,241)
                                              ----------       ----------
Return of Capital Distribution
  (Note 1):
  Class A Shares...................           $      -0-     $ (1,394,959)
  Class B Shares...................                  -0-         (427,086)
  Class C Shares...................                  -0-          (31,147)
                                              ----------       ----------
                                              $      -0-     $ (1,853,192)
                                              ----------       ----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                            Year Ended June 30
                             Six months ended    ----------------------------------------
       Class A Shares        December 31, 1996     1996      1995       1994       1993
------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............           $ 9.493    $ 9.398   $ 9.643    $10.380    $ 9.896
                                        ------     ------    ------     ------     ------
  Net Investment Income.....              .431       .878      .844       .908      1.118
  Net Realized and
    Unrealized Gain/Loss
    Securities..............              .314       .147     (.099)     (.595)      .566
                                        ------     ------    ------     ------     ------
Total from Investment
  Operations................              .745      1.025      .745       .313      1.684
                                        ------     ------    ------     ------     ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1).........              .445       .880      .815       .950      1.129
  Return of Capital
    Distribution (Note 1)...               -0-       .050      .175       .100       .071
                                        ------     ------    ------     ------     ------
Total Distributions.........              .445       .930      .990      1.050      1.200
                                        ------     ------    ------     ------     ------
Net Asset Value, End of the
  Period....................           $ 9.793    $ 9.493   $ 9.398    $ 9.643    $10.380
                                        ------     ------    ------     ------     ------
Total Return* (a)...........             8.01%**   11.26%     8.50%      2.92%     18.08%
Net Assets at End of the
  Period (In millions)......           $ 281.7    $ 271.1   $ 253.3    $ 260.7    $ 251.5
Ratio of Expenses to Average
  Net Assets *..............             1.22%      1.31%     1.31%      1.32%      1.20%
Ratio of Net Investment
  Income to Average Net
  Assets *..................             8.91%      9.16%     9.13%      8.85%     11.13%
Portfolio Turnover..........               55%**     102%      152%       203%       198%
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................             1.31%      1.31%       N/A        N/A        N/A
Ratio of Net Investment
  income to Average Net
  Assets....................             8.83%      9.15%       N/A        N/A        N/A

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              May 17, 1993
                                                 Year Ended June 30,          (Commencement
                         Six months ended    ---------------------------   of Distribution) to
     Class B Shares      December 31, 1996    1996      1995      1994      June 30, 1993(a)
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................           $ 9.497   $ 9.398   $ 9.638   $10.382               $10.190
                                    ------    ------    ------    ------                ------
  Net Investment
    Income..............              .389      .797      .788      .889                  .117
  Net Realized and
    Unrealized Gain/Loss
    on Securities.......              .317      .160     (.115)    (.665)                 .217
                                    ------     -----    ------    ------                ------
Total from Investment
  Operations............              .706      .957      .673      .224                  .334
                                    ------     -----    ------    ------                ------
Less:
  Distributions from and
    in Excess of Net
    Investment Income
    (Note 1)............              .409      .812      .751      .877                  .128
  Return of Capital
    Distribution (Note
    1)..................               -0-      .046      .162      .091                  .014
                                    ------     -----    ------    ------                ------
Total Distributions.....              .409      .858      .913      .968                  .142
                                    ------     -----    ------    ------                ------
Net Asset Value, End of
  the Period............           $ 9.794   $ 9.497   $ 9.398   $ 9.638               $10.382
                                    ------    ------    ------    ------                ------
Total Return* (b).......             7.50%**  10.55%     7.61%     2.11%                 3.27%**
Net Assets at End of the
  Period (In
  millions).............           $ 119.1   $  97.1   $  55.9   $  33.2               $   2.7
Ratio of Expenses to
  Average Net Assets*...             1.98%     2.07%     2.04%     2.13%                 2.06%
Ratio of Net Investment
  Income to Average Net
  Assets*...............             8.13%     8.39%     8.35%     7.94%                 7.17%
Portfolio Turnover......               55%**    102%      152%      203%                  198%
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets....             2.07%     2.07%       N/A       N/A                   N/A
Ratio of Net Investment
  Income to Average Net
  Assets................             8.04%     8.38%       N/A       N/A                   N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                  Six Months         Year       Year     August 13, 1993
                                     Ended          Ended      Ended     (Commencement of
                                 December 31,      June 30,   June 30,   Distribution) to
        Class C Shares               1996            1996       1995     June 30, 1994(a)
------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period......................           $ 9.495    $ 9.396    $ 9.643            $10.340
                                          ------     ------     ------             ------
  Net Investment Income.......              .393       .828       .745               .761
  Net Realized and Unrealized
    Loss on Securities........              .313       .129      (.079)             (.605)
                                          ------     ------     ------             ------
Total from Investment
  Operations..................              .706       .957       .666               .156
                                          ------     ------     ------             ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1)...........              .409       .812       .751               .763
  Return of Capital
    Distribution
    (Note 1)..................               -0-       .046       .162               .090
                                          ------     ------     ------             ------
Total Distributions...........              .409       .858       .913               .853
                                          ------     ------     ------             ------
Net Asset Value, End of
  Period......................           $ 9.792    $ 9.495    $ 9.396            $ 9.643
                                          ------     ------     ------             ------
Total Return* (b).............             7.50%**   10.55%      7.61%              1.37%**
Net Assets at End of Period
  (In millions)...............           $   7.2    $   7.0    $   2.0            $   2.2
Ratio of Expenses to Average
  Net Assets*.................             1.98%      2.06%      2.12%              2.14%
Ratio of Net Investment Income
  to Average Net Assets*......             8.14%      8.38%      8.13%              7.91%
Portfolio Turnover............               55%**     102%       152%               203%
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................             2.07%      2.07%        N/A                N/A
Ratio of Net Investment Income
  to Average Net Assets.......             8.06%      8.38%        N/A                N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Yield Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $105,683,980, which will expire between June 30, 1998 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Permanent book and tax basis differences relating to net realized currency gains totaling $134,145 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

distributions will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended December 31, 1996.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                        % PER ANNUM
--------------------------------------------------------------------------
First $500 million..................................             .75 of 1%
Over $500 million...................................             .65 of 1%

    For the six months ended December 31, 1996, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time. Additionally during the period, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1996, the Fund recognized expenses of approximately $18,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1996,

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

the Fund recognized expenses of approximately $239,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the six months ended December 31, 1996, the Fund reimbursed VKAC approximately $38,400 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At December 31, 1996, capital aggregated $374,292,107,

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

$116,343,499 and $7,076,108 for Class A, B and C shares, respectively. For the six months ended December 31, 1996, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................     3,747,308    $ 36,028,920
  Class B...................................     2,939,457      28,232,710
  Class C...................................       190,517       1,831,545
                                                ----------    ------------
Total Sales.................................     6,877,282    $ 66,093,175
                                                ----------    ------------
Dividend Reinvestment:
  Class A...................................       504,128    $  4,861,864
  Class B...................................       182,700       1,762,704
  Class C...................................        16,334         157,549
                                                ----------    ------------
Total Dividend Reinvestment.................       703,162    $  6,782,117
                                                ----------    ------------
Repurchases:
  Class A...................................    (4,044,236)   $(38,899,729)
  Class B...................................    (1,189,185)    (11,458,031)
  Class C...................................      (203,350)     (1,963,394)
                                                ----------    ------------
Total Repurchases...........................    (5,436,771)   $(52,321,154)
                                                ----------    ------------

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $372,301,052, $97,806,116 and
$7,050,408 for Class A, B and C shares, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................     7,294,414    $ 69,532,238
  Class B...................................     5,691,156      54,286,076
  Class C...................................       717,313       6,826,847
                                                ----------    ------------
Total Sales.................................    13,702,883    $130,645,161
                                                ----------    ------------
Dividend Reinvestment:
  Class A...................................     1,003,726    $  9,564,922
  Class B...................................       265,511       2,531,980
  Class C...................................        20,771         198,098
                                                ----------    ------------
Total Dividend Reinvestment.................     1,290,008    $ 12,295,000
                                                ----------    ------------
Repurchases:
  Class A...................................    (6,692,159)   $(63,898,755)
  Class B...................................    (1,675,635)    (15,998,857)
  Class C...................................      (215,382)     (2,047,014)
                                                ----------    ------------
Total Repurchases...........................    (8,583,176)   $(81,944,626)
                                                ----------    ------------

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     3.75%            None
Third............................................     3.50%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth............................................     1.00%            None
Seventh and Thereafter...........................      None            None

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $51,036 and CDSC on redeemed shares of approximately $131,196. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $220,200,482 and $191,611,251, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

    During the six months ended December 31, 1996, the Fund entered into forward currency contracts, a type of derivative. These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forward currency contracts.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, the Fund has outstanding forward currency contracts as follows:

                                        Original     Current      Unrealized
     Forward Currency Contracts          Value        Value      Depreciation
-----------------------------------------------------------------------------
Sells to Open
Australian Dollar,
  2,509,344 expiring 1/21/97 to
  2/11/97............................  $1,977,440   $1,993,715        $16,275
German Deutsche Mark,
  1,545,550 expiring 3/20/97.........   1,000,000    1,009,598          9,598
Spanish Peseta,
  259,020,000 expiring 1/15/97 to
  4/15/97............................   1,984,033    1,992,659          8,626
New Zealand Dollar,
  3,500,000 expiring 1/8/97..........   2,470,838    2,473,129          2,291
                                                                     --------
                                                                      $36,790
                                                                     --------

     At December 31, 1996, the Fund had a realized loss on closed but unsettled forward currency contracts of $37,059 scheduled to settle June 11, 1997.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1996, are payments to VKAC of approximately $417,400.

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997. All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 28,127,959 shares voted for the proposal, 675,255 shares voted against and 2,119,985 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 21,303,130 shares voted for the proposal, 850,270 shares voted against and 2,200,649 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 28,475,960 shares voted for the proposal, 407,163 shares voted against and 2,040,075 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio Highlights.............................   5
Portfolio Management Review......................   6
Portfolio of Investments.........................   9
Statement of Assets and Liabilities..............  10
Statement of Operations..........................  11
Statement of Changes in Net Assets...............  12
Financial Highlights.............................  13
Notes to Financial Statements....................  16

STGI  SAR 2/97

                             LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital Short-Term
Global Income Fund has generated
positive investment performance. As
noted in earlier reports, VK/AC                           [PHOTO]
Holding Inc., the parent company of
Van Kampen American Capital, Inc., was
acquired by Morgan Stanley Group Inc.,
a world leader in asset management and
investment banking. The transaction       DENNIS J. MCDONNELL AND DON G. POWELL
was completed in October, and we are
excited about the opportunities it creates for Investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the past 12 months. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.
    With the exception of Japan, which continues to struggle with the effects of deflation and a debt-ridden banking system, most foreign economies performed well during 1996. In Europe, the drive to create a common currency by 1999 has forced governments to get their fiscal houses in order, a development that supported European financial assets. Pacific Rim (excluding Japan) nations also prospered, although growth in Singapore, Malaysia, Taiwan, and Korea was hurt by a sharp drop in export prices. Emerging economies, particularly in Latin America, continued to grow briskly while making progress toward price stability and debt reduction.

                                                           Continued on page two

MARKET REVIEW

    1996 was a good time to own global financial assets (excluding Japan). The average U.S. and European stock gained more than 20 percent, and benign inflation helped fixed-income prices remain in a relatively narrow range in most developed nations. Bond prices soared in many emerging markets as economic fundamentals continued to improve and the global supply of new bonds slowed. In the United States, the year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering some of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term yields gradually fell back to 6.64 percent by year-end. For the year, the Lehman Brothers Aggregate Bond Index returned 4.16 percent for the 12-month period ended December 31, 1996, with short-and intermediate-term bonds outperforming longer-term issues.
    Global interest-rate trends generally followed those in the United States. One consequence of the attempt to establish the European Monetary Union has been to push long-term interest rates lower as governments cut their budget deficits and borrowing requirements fall. On the short end of the yield curve, foreign central banks have held rates down to counteract the fiscal drag resulting from less government spending.

MARKET OUTLOOK

    We expect domestic interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pressures. The results of the November elections reinforce this view--the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore, keep the budget deficit under control.
    While domestic economic fundamentals may keep bond prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries. Spreads between short- and long-term rates were close to three percent in both Japan and Germany during much of 1996; typically, steep yield curves ignite economic activity, which in turn pushes long-term rates higher. If global economies catch fire in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since

                                                         Continued on page three
foreign investors have become the marginal buyers of American bonds, we believe that increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.
    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

                                             A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1).....     3.58%      3.19%      3.19%
Six-month total return(2)..................     0.16%      0.18%      2.18%
One-year total return(2)...................     3.21%      2.93%      5.05%
Five-year average annual total return(2)...     2.84%      2.76%        N/A
Life-of-Fund average annual total
  return(2)................................     3.91%      3.43%      1.20%
Commencement date..........................  09/28/90   07/22/91   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).......................     6.62%      6.09%      6.09%
SEC Yield(4)...............................     4.49%      3.89%      3.89%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 4.45%, 3.85% and 3.85% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO HIGHLIGHTS

          VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

 HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS

                                          AS OF                   AS OF
                                    DECEMBER 31, 1996         JUNE 30, 1996
U.S. Treasury Notes.............    59.5%  ...................    78.1%
New Zealand Government..........    13.4%  ...................     9.7%
New Zealand Dollar-Currency.....     8.9%  ...................     N/A
Vermillion International Trust..     8.4%  ...................     8.3%
J.P. Morgan Repurchase
  Agreement.....................     5.9%  ...................     N/A
Kingdom of Spain................     3.9%  ...................     3.9%

N/A = Not Applicable

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

  AS OF DECEMBER 31, 1996
     U.S. Government Bonds......  59.5%
     Foreign Investment Grade
       Bonds....................  34.6%        [PIE CHART]
     Other......................   5.9%

  AS OF JUNE 30, 1996

     U.S. Government Bonds......  78.1%
     Foreign Investment Grade                  [PIE CHART]
       Bonds....................  21.9%

                         PORTFOLIO MANAGEMENT REVIEW
          VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Short-Term Global Income Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Thomas J. Slefinger, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.

   Q  WHAT FACTORS SHAPED THE PERFORMANCE OF THE FUND DURING THE PAST SIX
      MONTHS?

   A The European economies have been haunted by sluggish growth in recent years, which has steadily driven interest rates down. Even the traditionally higher-yielding markets, such as Italy and Spain, saw rates converge toward the lower-yielding "core" markets, such as Germany, over the first half of the year. Weak European economic conditions, including high unemployment, low production and consumer activity, and very low inflation (even deflation, in some cases) have persisted throughout the past six months, making it unlikely that interest rates will increase significantly in the near term.
    As a result, interest rates in the U.S. market are among the highest of the developed countries, as much as 20 percent higher than the other G-7 markets (Canada, France, Germany, Great Britain, Italy and Japan). In fact, U.S. rates are at their highest point in relation to these markets in 25 years. Although the U.S. bond market has underperformed other G-7 markets on a local currency basis, it has been a top quartile performer when measured in U.S. dollars, because the U.S. dollar has appreciated relative to most major foreign currencies.
    Domestically, economic growth picked up slightly, but the markets rallied in the second half of the year when it appeared that growth was still within a relatively moderate range. Inflation continued to look tame, as the core Consumer Price Index (less the volatile food and energy sectors) increased by a nominal 2.6 percent in 1996.

   Q  WHAT STEPS DID YOU TAKE TO POSITION THE FUND IN LIGHT OF THESE CONDITIONS?

   A During the fourth quarter of 1996, the Fund took advantage of the strength in the U.S. dollar. The portfolio was overweighted in the dollar-bloc bond markets and currencies, which helped boost performance while limiting exposure to foreign currency risk. On a risk-adjusted basis, the U.S. market was a good place to be.
    We have maintained the Fund's weightings in Italy, Spain, and New Zealand, but we continued to overweight the U.S. market, placing nearly 80 percent of the Fund's net assets in the United States by the end of the third quarter, the highest percentage we have allocated in recent history. At year end, approximately 60 percent of the Fund's assets were in the U.S. market, followed by roughly 20 percent in New Zealand. For additional Fund portfolio highlights, please refer to page five.

   Q  HOW DID THE FUND PERFORM DURING THIS PERIOD?

   A  The Fund posted a total return of 3.58 percent(1) for the six months, and
      6.70 percent(1) for the 12 months ended December 31, 1996 (Class A shares at net asset value). From an income standpoint, the Fund's distribution rate was 6.62 percent(3) at the end of the reporting period reflecting a monthly dividend of $.0435 per Class A share and a maximum public offering price of $7.88 per share. In comparison, the J.P. Morgan Three-Month U.S. LIBOR Return Index generated a six-month total return of 2.06 percent. This is an unmanaged index that tracks the London Interbank Offered Rate--a key short-term interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. The J.P. Morgan Short-Term Global Index generated a six-month total return of 4.06 percent; this unmanaged index tracks the major bond markets of the world with maturities of three years or less. These indices do not reflect any commissions or fees that would be paid by an investor if an interest in the indices could be purchased.
    Judging by the combination of return and relative stability that the Fund has provided, we believe it has been a prudent alternative for investors seeking current income from a short-term portfolio. Please refer to the chart on page four for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

   A As we begin the new year, global bonds could be vulnerable on a number of fronts. Yields in some European bond markets have been suppressed for so long that they may be reaching a rebound point. We also believe that
Europe could experience strong economic growth in 1997. If economic growth in Europe and/or Japan accelerates, we could see an increase in the amount of goods we export to foreign markets, adding momentum to our own growth rate. This, in turn, may drive job growth in this country as companies gear up to meet increased demand. Under these circumstances, wage growth could trigger higher inflation, which the market would read as a signal of higher interest rates to come.
    In the United States, economic numbers look favorable, but an overheating economy is not entirely out of the question. If growth were to rapidly accelerate, we would look for higher inflation and an increase in short-term interest rates initiated by the Federal Reserve.
    We are optimistic that the U.S. dollar will remain strong relative to most major foreign currencies, especially the European currencies. We are bullish on the dollar versus the yen because Japan's fragile economic recovery and weak banking system should keep Japanese interest rates very low. This will cause investment capital to continue to flow out of Japan and into higher-yielding bond markets, such as the United States.

   Q GIVEN THIS OUTLOOK, WHAT PORTFOLIO CHANGES HAVE BEEN MADE OR COULD BE ANTICIPATED OVER THE NEXT SIX MONTHS?

   A We expect to keep our overall portfolio structure unchanged from the previous quarter as we head into 1997. We will underweight the European and Japanese markets, and focus our attention on the U.S. bond market and the U.S. dollar, where we see the greatest relative value and the most positive risk/reward profile. The yield differential between the U.S. market and other global markets is too attractive to ignore. Additionally, if economic growth is modest and inflation remains in check, this creates a more favorable environment for the U.S. bond market. As always, we will closely monitor any developments that might warrant a change in our strategy.


[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments


[SIG]

Thomas J. Slefinger
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    Par
  Amount
 in Local
 Currency                                                             Maturity     U.S. $
   (000)                      Description                   Coupon      Date    Market Value
--------------------------------------------------------------------------------------------
              FIXED INCOME SECURITIES  108.9%
              ITALY  9.2%  LIRA
                Government/Agency
 15,000,000       Vermilion International Trust-BTPS             9.160%   12/01/97  $ 10,101,763
                                                                                ------------
              NEW ZEALAND  24.2% NZ$
                Government/Agency
      5,500       New Zealand Government......................   8.000    02/15/01     4,014,670
      3,000       New Zealand T-Bill..........................    *       04/09/97     2,078,791
     15,000       New Zealand T-Bill..........................    *       12/17/97     9,905,581
     15,000       New Zealand Dollar-Currency.................                        10,604,454
                                                                                    ------------
                                                                                      26,603,496
                                                                                    ------------
              SPAIN  4.3% PESETA
                Government/Agency
    600,000       Kingdom of Spain............................   7.300    07/30/97     4,690,283
                                                                                    ------------
              UNITED STATES  64.8% US$
                Government/Agency
     30,000       U.S. Treasury Notes (b).....................   5.000    01/31/98    29,796,900
      7,500       U.S. Treasury Notes.........................   5.875    11/15/99     7,474,200
     13,000       U.S. Treasury Notes.........................   6.375    09/30/01    13,083,720
     10,000       U.S. Treasury Notes.........................   5.875    11/30/01     9,859,300
      5,000       U.S. Treasury Notes.........................   6.125    12/31/01     4,982,900
      6,000       U.S. Treasury Notes.........................   6.500    10/15/06     6,035,580
                                                                                    ------------
                                                                                      71,232,600
                                                                                    ------------
REPURCHASE AGREEMENTS  6.4%
  J.P. Morgan Repo, $7,021,000 par, 6.250% coupon, due 11/15/16 dated 12/31/96
  to be sold on 01/02/97 at $7,023,438........................................         7,021,000
                                                                                    ------------
TOTAL INVESTMENTS  108.9%
  (Cost $118,726,702) (a).....................................................       119,649,142
LIABILITIES IN EXCESS OF OTHER ASSETS  (8.9%).................................        (9,788,300)
                                                                                    ------------
NET ASSETS  100.0%............................................................      $109,860,842
                                                                                     -----------

*Zero coupon bond
(a) At December 31, 1996, the cost for federal income tax purposes is $118,726,702; the aggregate gross unrealized appreciation is $1,405,999 and the aggregate gross unrealized depreciation is $822,357, resulting in net unrealized appreciation on investments, including foreign currency translation of other assets and liabilities, forward currency contracts and forward swap transactions of $583,642.
(b) Assets segregated as collateral for open forward currency contracts and open forward swap transactions.
   The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

U.S. Government Obligations.......    59.5%
AAA...............................    30.7
AA................................     9.8
                                     -----
                                     100.0%
                                     -----

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $118,726,702) (Note 1)...  $119,649,142
Cash........................................................        79,153
Receivables:
  Interest..................................................     1,366,965
  Forward Currency Contracts and Swap Transactions (Note
    5)......................................................     1,037,032
  Fund Shares Sold..........................................         5,511
Other.......................................................         2,996
                                                              ------------
      Total Assets..........................................   122,140,799
                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased......................................     9,905,581
  Fund Shares Repurchased...................................     1,505,715
  Income Distributions......................................       256,582
  Distributor and Affiliates (Notes 2 and 7)................       193,489
  Investment Advisory Fee (Note 2)..........................        52,243
Accrued Expenses............................................       290,438
Deferred Compensation and Retirement Plans (Note 2).........        75,909
                                                              ------------
      Total Liabilities.....................................    12,279,957
                                                              ------------
NET ASSETS..................................................  $109,860,842
                                                              ------------
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $175,112,822
Net Unrealized Appreciation on Securities...................       583,642
Accumulated Distributions in Excess of Net Investment Income
  (Note 1)..................................................    (1,964,922)
Accumulated Net Realized Loss on Securities.................   (63,870,700)
                                                              ------------
NET ASSETS..................................................  $109,860,842
                                                              ------------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $44,279,549 and 5,811,370 shares of
    beneficial interest issued and outstanding).............  $       7.62
    Maximum sales charge (3.25%* of offering price).........           .26
                                                              ------------
    Maximum offering price to public........................  $       7.88
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $65,382,009 and 8,584,908 shares of
    beneficial interest issued and outstanding).............  $       7.62
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $199,284 and 26,167 shares of beneficial
    interest issued and outstanding)........................  $       7.62
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $  4,089,398
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $59,131, $366,514 and $1,103, respectively)
  (Note 7)..................................................       426,748
Investment Advisory Fee (Note 2)............................       332,277
Shareholder Services (Note 2)...............................       140,925
Custody.....................................................        72,497
Trustees Fees and Expenses (Note 2).........................        18,288
Legal (Note 2)..............................................        13,800
Interest (Note 6)...........................................        10,392
Other.......................................................        98,726
                                                              ------------
    Total Expenses..........................................     1,113,653
    Less Expenses Reimbursed (Note 2).......................        23,083
                                                              ------------
    Net Expenses............................................     1,090,570
                                                              ------------
NET INVESTMENT INCOME.......................................  $  2,998,828
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
    Investments.............................................  $    654,290
    Options.................................................      (133,121)
    Forwards................................................    (1,136,942)
    Foreign Currency Transactions...........................       632,609
                                                              ------------
Net Realized Gain on Securities.............................        16,836
                                                              ------------
Net Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................      (284,565)
                                                              ------------
End of the Period:
    Investments.............................................       922,440
    Forwards................................................      (292,975)
    Forward Swaps...........................................       (30,378)
    Foreign Currency Translation............................       (15,445)
                                                              ------------
                                                                   583,642
                                                              ------------
Net Unrealized Appreciation on Securities During the
  Period....................................................       868,207
                                                              ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..............  $    885,043
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  3,883,871
                                                              ============

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended December 31, 1996 and
                   the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended    Year Ended
                                                          December 31, 1996  June 30, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $2,998,828  $   9,665,816
Net Realized Gain/Loss on Securities........................        16,836    (16,200,811)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.........................................       868,207     20,009,929
                                                              ------------  -------------
Change in Net Assets from Operations........................     3,883,871     13,474,934
                                                              ------------  -------------
Distributions from Net Investment Income....................    (2,998,828)           -0-
Distributions in excess of Net Investment Income (Note 1)...      (969,468)           -0-
Return of Capital Distribution (Note 1).....................           -0-   (11,609,288)
                                                              ------------  ------------
Total Distributions(*)......................................    (3,968,296)  (11,609,288)
                                                              ------------  ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (84,425)    1,865,646
                                                              ------------  ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................     2,259,845     2,427,135
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     2,236,812     6,370,708
Cost of Shares Repurchased..................................   (25,891,597)  (79,947,106)
                                                              ------------  ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   (21,394,940)  (71,149,263)
                                                              ------------  ------------
TOTAL DECREASE IN NET ASSETS................................   (21,479,365)  (69,283,617)
NET ASSETS:
Beginning of the Period.....................................  $131,340,207   200,623,824
                                                              ------------  ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,964,922 and
  $358,000, respectively)...................................  $109,860,842  $131,340,207
                                                              ============  ============

                                     Six Months Ended      Year Ended
    (*)Distributions by Class        December 31, 1996    June 30, 1996
----------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income (Note 1):
  Class A Shares......................    $ (1,660,175)    $        -0-
  Class B Shares......................      (2,301,263)             -0-
  Class C Shares......................          (6,858)             -0-
                                          ------------     ------------
                                          $ (3,968,296)    $        -0-
                                          ============     ============
Return of Capital Distribution (Note
  1):
  Class A Shares......................    $        -0-     $ (4,481,275)
  Class B Shares......................             -0-       (7,116,453)
  Class C Shares......................             -0-          (11,560)
                                          ------------     ------------
                                          $        -0-     $(11,609,288)
                                          ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months
                                                Ended                  Year Ended June 30
                                         December 31,     --------------------------------------
            Class A Shares                       1996       1996      1995      1994      1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................          $7.62      $7.56     $8.15     $9.11     $9.65
                                                -----      -----     -----     -----     -----
Net Investment Income.................            .22        .49       .50       .59       .71
Net Realized and Unrealized Gain/Loss
  on Securities.......................            .05        .16      (.45)     (.89)     (.46)
                                                -----      -----     -----     -----     -----
Total from Investment Operations......            .27        .65       .05      (.30)      .25
                                                -----      -----     -----     -----     -----
Less:
  Distributions from and in Excess of
    Net Investment Income (Note 1)....            .27        -0-       .37       .35       .79
  Return of Capital Distribution (Note
    1)................................            -0-        .59       .27       .31       -0-
                                                -----      -----     -----     -----     -----
Total Distributions...................            .27        .59       .64       .66       .79
                                                -----      -----     -----     -----     -----
Net Asset Value, End of the Period....          $7.62      $7.62     $7.56     $8.15     $9.11
                                                =====      =====     =====     =====     =====
Total Return* (a).....................          3.58%**    8.81%      .69%    (3.61%)    2.86%
Net Assets at End of the Period (In
  millions)...........................          $44.3      $50.1     $72.5    $147.7    $205.9
Ratio of Expenses to Average Net
  Assets*.............................          1.34%      1.31%     1.14%     1.13%     1.14%
Ratio of Net Investment Income to
  Average
  Net Assets*.........................          5.41%      6.54%     7.20%     6.64%     7.87%
Portfolio Turnover....................           210%**     225%      204%      259%      141%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets..............................          1.38%      1.34%       N/A       N/A       N/A
Ratio of Net Investment Income to
  Average
  Net Assets..........................          5.37%      6.51%       N/A       N/A       N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                              Six Months
                                                   Ended                Year Ended June 30
                                            December 31,    -----------------------------------
Class B Shares                                      1996    1996     1995      1994      1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................           $7.62   $7.56     $8.15     $9.10     $9.65
                                                    -----   -----     -----     -----     -----
Net Investment Income....................             .15     .39       .41       .54       .67
Net Realized and Unrealized Gain/Loss on
  Securities.............................             .09     .20      (.42)     (.90)     (.49)
                                                    -----   -----     -----     -----     -----
Total from Investment Operations.........             .24     .59      (.01)     (.36)      .18
                                                    -----   -----     -----     -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income (Note 1)...........             .24     -0-       .34       .32       .73
  Return of Capital Distribution (Note
    1)...................................             -0-     .53       .24       .27       -0-
                                                    -----   -----     -----     -----     -----
Total Distributions......................             .24     .53       .58       .59       .73
                                                    -----   -----     -----     -----     -----
Net Asset Value, End of the Period.......           $7.62   $7.62     $7.56     $8.15     $9.10
                                                    =====   =====     =====     =====     =====
Total Return* (a)........................           3.19%** 8.02%     (.14%)   (4.22%)    2.02%
Net Assets at End of the Period (In
  millions)..............................           $65.4   $81.1    $127.9    $271.8    $393.1
Ratio of Expenses to Average Net
  Assets*................................           2.10%   2.09%     1.96%     1.85%     1.85%
Ratio of Net Investment Income to Average
  Net Assets*............................           4.66%   5.79%     6.42%     5.91%     7.20%
Portfolio Turnover.......................            210%**  225%      204%      259%      141%
* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................           2.13%   2.12%       N/A       N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets.............................           4.62%   5.76%       N/A       N/A       N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                           Six Months                                        August 13, 1993
                                Ended                                       (Commencement of
                         December 31,       Year Ended      Year Ended      Distribution) to
Class C Shares                   1996    June 30, 1996   June 30, 1995         June 30, 1994
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning
  of the Period.......          $7.62            $7.56           $8.16                 $9.24
                                -----            -----           -----                 -----
Net Investment
  Income..............            .09              .45             .50                   .49
Net Realized and
  Unrealized
  Gain/Loss on
  Securities..........            .15              .14            (.52)                (1.05)
                                -----            -----           -----                 -----
Total from Investment
  Operations..........            .24              .59            (.02)                 (.56)
                                -----            -----           -----                 -----
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income (Note 1)...            .24              -0-             .34                   .27
  Return of Capital
    Distribution (Note
    1)................            -0-              .53             .24                   .25
                                -----            -----           -----                 -----
Total Distributions...            .24              .53             .58                   .52
                                -----            -----           -----                 -----
Net Asset Value, End
  of the Period.......          $7.62            $7.62           $7.56                 $8.16
                                =====            =====           =====                 =====
Total Return* (a).....          3.19%**          8.03%           (.27%)               (6.32%)**
Net Assets at End of
  the Period
  (In millions).......            $.2              $.2             $.2                   $.2
Ratio of Expenses to
  Average
  Net Assets*.........          2.10%            2.07%           1.96%                 1.84%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............          4.68%            5.72%           6.30%                 5.83%
Portfolio Turnover....           210%**           225%            204%                  259%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average
  Net Assets..........             2.14%           2.09%             N/A                  N/A
Ratio of Net
  Investment
  Income to Average
  Net
  Assets..............             4.64%           5.69%             N/A                  N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average maturity of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $64,736,057 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and timing differences related to open options and forward transactions at the Fund's fiscal year end.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to currency losses totaling $637,454 were reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.

    Net realized gains on securities, if any, are distributed annually.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended December 31, 1996.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the six months ended December 31, 1996, Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") has agreed to assume the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1996, the Fund recognized expenses of approximately $11,400 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $900 has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $101,700, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the six months ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $66,038,789, $108,873,978 and
$200,055, for Classes A, B and C, respectively. For the six months ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       180,312   $  1,374,555
  Class B..........................................        98,761        749,240
  Class C..........................................        17,995        136,050
                                                       ----------   ------------
Total Sales........................................       297,068   $  2,259,845
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       140,211   $  1,065,840
  Class B..........................................       153,184      1,164,384
  Class C..........................................           866          6,588
                                                       ----------   ------------
Total Dividend Reinvestment........................       294,261   $  2,236,812
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,084,312)  $ (8,249,566)
  Class B..........................................    (2,306,366)   (17,533,470)
  Class C..........................................       (14,230)      (108,561)
                                                       ----------   ------------
Total Repurchases..................................    (3,404,908)  $(25,891,597)
                                                       ==========   ============

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $71,847,960, $124,493,824 and $165,978, for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                         SHARES         VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................        162,018   $  1,242,482
  Class B..........................................        153,961      1,176,596
  Class C..........................................          1,057          8,057
                                                       -----------   ------------
Total Sales........................................        317,036   $  2,427,135
                                                       ===========   ============
Dividend Reinvestment:
  Class A..........................................        356,105   $  2,727,316
  Class B..........................................        474,434      3,632,026
  Class C..........................................          1,485         11,366
                                                       -----------   ------------
Total Dividend Reinvestment........................        832,024   $  6,370,708
                                                       ===========   ============
Repurchases:
  Class A..........................................     (3,533,398)  $(27,079,054)
  Class B..........................................     (6,899,452)   (52,839,746)
  Class C..........................................         (3,684)       (28,306)
                                                       -----------   ------------
Total Repurchases..................................    (10,436,534)  $(79,947,106)
                                                       ===========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within three years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
YEAR OF REDEMPTION                                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           3.00%      1.00%
Second.............................................           2.00%       None
Third..............................................           1.00%       None
Fourth and Thereafter..............................            None       None

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of $556 and CDSC on redeemed shares of approximately $7,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $230,958,162 and $250,353,164, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's foreign currency exposure and effective maturity and duration.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended December 31, 1996, were as follows:

                                                    CONTRACTS        PREMIUM
----------------------------------------------------------------------------
Outstanding at June 30, 1996..................              1    $   (25,497)
Options Written and
  Purchased (Net).............................              3       (140,222)
Options Terminated in Closing
  Transactions (Net)..........................             (1)        25,497
Options Expired (Net).........................             (3)       140,222
                                                          ---    -----------
Outstanding at June 30, 1996..................            -0-    $       -0-
                                                          ===    ===========

B. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At December 31, 1996, the Fund has outstanding forward currency contracts as follows:

FORWARD                              ORIGINAL       CURRENT         UNREALIZED
CURRENCY CONTRACTS                      VALUE         VALUE       DEPRECIATION
------------------------------------------------------------------------------
BUYS TO OPEN

Canadian Dollar,
  3,339,000 expiring
  01/27/97.....................    $ 2,451,542   $ 2,442,784          $  8,758

SELLS TO OPEN

Italian Lira,
  15,418 million expiring
  02/05/97.....................    10,000,000    10,144,342            144,342

New Zealand Dollar,
  23,637,972 expiring 01/06/97-
  01/13/97.....................    16,634,463    16,703,345             68,882

Spanish Peseta
  593,977,500 expiring
  02/05/97.....................     4,500,000     4,570,983             70,993
                                                                      --------
                                                                      $292,975
                                                                      ========

    At December 31, 1996, the Fund had realized gains on closed but unsettled forward currency contracts of $1,362,326 scheduled to settle between January 2, 1997 and June 11, 1997.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

C. SWAP TRANSACTIONS-- A swap represents an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. A forward swap represents a commitment to enter into a swap agreement at a future date.

    The description of the forward swap transaction outstanding as of December 31, 1996, and unrealized depreciation are as follows:

                                                           UNREALIZED
DESCRIPTION                                               DEPRECIATION
-----------------------------------------------------------------------
Goldman Sachs, 10.0 million US$ notional amount,
effective 10/11/99, payment based upon the spread
between the 3 year French Franc fixed swap interest
rate versus the 3 year German Deutsche Mark fixed
swap interest rate...................................           $30,378
                                                                =======

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements to enable the Fund to satisfy redemption requests and other temporary purposes.

    The Fund was entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $445,000 with an average interest rate of 4.580%.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1996, are payments to VKAC of approximately $288,700.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 10,047,970 shares voted for the proposal, 189,261 shares voted against and 804,583 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 7,500,603 shares voted for the proposal, 310,835 shares voted against and 805,626 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 10,157,997 shares voted for the proposal, 106,025 shares voted against and 777,792 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21

SIF  SAR 2/97

                             LETTER TO SHAREHOLDERS




January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital Strategic
Income Fund has continued to generate
solid investment performance. As                     [PHOTO]
noted in earlier reports, VK/AC
Holding Inc., the parent company of
Van Kampen American Capital, Inc.,
was acquired by Morgan Stanley Group
Inc., a world leader in asset            DENNIS J. MCDONNELL AND DON G. POWELL
management and investment banking.
The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the past 12 months. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.
    With the exception of Japan, which continues to struggle with the effects of deflation and a debt-ridden banking system, most foreign economies performed well during 1996. In Europe, the drive to create a common currency by 1999 has forced governments to get their fiscal houses in order, a development that supported European financial assets. Pacific Rim (excluding Japan) nations also prospered, although growth in Singapore, Malaysia, Taiwan, and Korea was hurt by a sharp drop in export prices. Emerging economies, particularly in Latin America, continued to grow briskly while making progress toward price stability and debt reduction.

                                                           Continued on page two

MARKET REVIEW

    With the exception of Japan, 1996 was a good time to own global financial assets. The average U.S. and European stock gained more than 20 percent, and benign inflation helped fixed-income prices remain in a relatively narrow range in most developed nations. Bond prices soared in many emerging markets as economic fundamentals continued to improve and the global supply of new bonds slowed. In the United States, the year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term yields gradually fell back to 6.64 percent by year-end. For the year, the Lehman Brothers Aggregate Bond Index returned 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming longer-term issues.
    Global interest-rate trends generally followed those in the United States. One consequence of the attempt to establish the European Monetary Union has been to push long-term interest rates lower as governments cut their budget deficits and borrowing requirements fall. On the short end of the yield curve, foreign central banks have held rates down to counteract the fiscal drag resulting from less government spending.

MARKET OUTLOOK

    We expect domestic interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pressures. The results of the November elections reinforce this view--the combination of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore, keep the budget deficit under control.
    While domestic economic fundamentals may keep bond prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries. Spreads between short- and long-term rates were close to three percent in both Japan and Germany during much of 1996; typically, steep yield curves ignite economic activity, which in turn pushes long-term rates higher. If global economies catch fire in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since

                                                         Continued on page three
foreign investors have become the marginal buyers of American bonds, we believe that increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.
    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

 TOTAL RETURNS

                                            A SHARES    B SHARES    C SHARES
Six-month total return based on NAV(1)..       9.32%       8.92%       8.84%
Six-month total return(2)...............       4.14%       4.92%       7.84%
One-year total return(2)................       7.46%       8.10%      11.02%
Life-of-Fund average annual total
  return(2).............................       3.60%       3.51%       4.42%
Commencement date.......................    12/31/93    12/31/93    12/31/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3)....................       7.90%       7.58%       7.59%
SEC Yield(4)............................       5.63%       5.15%       5.15%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 5.58%, 5.10% and 5.10% for Classes A, B and C, respectively.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

          TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                 AS OF             AS OF
                           DECEMBER 31, 1996   JUNE 30, 1996
FNMA REMICs..............  9.3%  ...........       9.2%
Financiera Energetica
  Nacional ..............  4.6%  ...........        N/A
U.S. Treasury Note.......  3.4%  ...........        N/A
DLJ Emerging Markets.....  3.2%  ...........        N/A
Argentina 144A Floater...  3.1%  ...........        N/A
Transportadora de Gas del
  Sur ...................  3.1%  ...........       6.0%
Telstra Corp. Ltd........  3.0%  ...........        N/A
Cyprus Amax Minerals.....  3.0%  ...........        N/A
Western Financial
  Savings................  2.6%  ...........       3.6%
Long Island Lighting.....  2.3%  ...........        N/A

N/A = Not Applicable
 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

              AS OF DECEMBER 31, 1996
     Foreign Non-Investment Grade (mainly Emerging
     Markets)......................................  28.3%
     Foreign Investment Grade......................  19.9%
     U.S. Government/Mortgage Backed Securities....  16.1%     [Pie Chart]
     Domestic Non-Investment Grade.................  18.7%
     Domestic Investment Grade.....................  15.8%
     Common Stock..................................   1.2%


                AS OF JUNE 30, 1996
     Foreign Non-Investment Grade (mainly Emerging
     Markets)......................................  31.8%
     Foreign Investment Grade......................  21.3%
     U.S. Government/Mortgage Backed Securities....  20.9%     [Pie Chart]
     Domestic Non-Investment Grade.................  14.9%
     Domestic Investment Grade.....................  11.1%


 TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
U.S....................  49.1%
Argentina..............  13.2%
Colombia...............   6.6%
Russia.................   4.7%
Australia..............   4.0%
United Kingdom.........   3.0%
Poland.................   2.3%
Mexico.................   2.1%
Brazil.................   2.0%
Venezuela..............   1.9%

AS OF DECEMBER 31, 1996
U.S...................  46.9%
Argentina.............  11.6%
France................   4.8%
United Kingdom........   4.7%
Canada................   3.9%
Chile.................   3.5%
Poland................   3.0%
Colombia..............   3.0%
Panama................   2.4%
Brazil................   2.1%

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Strategic Income Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Robert Hickey, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1996.

   Q  WHAT FACTORS SHAPED THE PERFORMANCE OF THE FUND OVER THE LAST SIX MONTHS?

   A Fund performance was driven predominantly by total returns in the emerging market and domestic high yield sectors, along with strong performance by dollar-denominated assets worldwide. With market volatility at near-term lows, our strategy was to buy higher-yielding securities with lower credit quality. This was reinforced by the tight range in which the bond markets traded during the second half of the year. Funds were rewarded by maximizing yield premium in their portfolios, with the assumption that interest rates would remain within a relatively narrow band.

      Another factor that supported the Fund's performance was the availability of credit worldwide. In the second half of 1996, we were able to inexpensively leverage the Fund to enhance Fund performance. The positive carry (or yield in excess of borrowing costs) was as attractive as it had been since 1989, which encouraged us to buy higher-yielding securities to maximize the Fund's income. Leveraging entails borrowing money at short-term interest rates and putting it to work by investing in higher-yielding, longer-term securities. However, the spread at which funds can be borrowed and the yield that can be captured in the marketplace has been persistently narrow, making the leveraging technique somewhat more expensive than we'd like. Borrowings provide the opportunity for increased net income, but may also increase the Fund's investment risks.

      Domestically, the strong economic growth of the first and second quarters caused bond prices to fall dramatically. The markets (particularly U.S. Treasuries and mortgage-backed securities) were driven by fears that the economy might overheat, sparking higher inflation and prompting the Federal Reserve Board to raise short-term interest rates. In the second half of the year, however, expectations reversed as economic growth slowed, prompting a bond rally in September that lasted through the end of the year.


   Q  WHAT STEPS DID YOU TAKE TO POSITION THE FUND IN LIGHT OF THESE CONDITIONS?

   A We moved into higher-yielding sectors, particularly in emerging markets, where yield spreads were very attractive. At calendar year end, we had positioned 28.7 percent of the Fund's long-term investments in emerging market securities, compared to 16.1 percent in U.S. government and mortgage-backed securities. The emerging market sector has been the strongest performer over the past six months, followed by the domestic investment-grade and lower grade high-yield corporate markets.

      Domestically, we concentrated the portfolio's positions in BBB-rated and AA-rated credits. BBB-rated exposure was acquired for its attractive yields and improving credit fundamentals, while the AA-rated exposure was held for its appeal to non-U.S. dollar investors. In 1996, the dollar was extremely strong relative to the other G-7 currencies (Canada, France, Germany, Great Britain, Italy, and Japan), creating strong demand for U.S. dollar-denominated securities. Demand for quality securities caused the domestic corporate investment-grade sector of the market to perform well.

      In the high yield sector, we focused primarily on BB-rated securities. For example, one trading opportunity involved Tele-Communications, Inc. (TCI), a large cable television issuer in the United States. In anticipation of a potential credit downgrade, yields on TCI and similar issues widened dramatically. We took advantage of this widening spread to reallocate much of the Fund's high-yield exposure into cable television issues, and were rewarded with excellent returns when the rating agencies affirmed TCI's creditworthiness. While we cannot ignore the big picture on the domestic side, such as the potential for higher interest rates spurred by economic growth, we anticipate finding success by focusing on the specific strength or weakness of individual high-yield securities and industries.

      In the emerging market sector, we saw good returns from certain Russian issues, improved policy dynamics in Brazil, stronger fiscal conditions in the Philippines, and performance improvements resulting from credit upgrades in Poland and Hungary. Political factors hurt Colombian issues, although they have recently bounced back. Political conditions also undermined the performance of Argentinean issues, where we had been overweighted. In whole, however, emerging markets contributed heavily to the performance of the Fund. For additional Fund portfolio highlights, please refer to page five.


   Q  HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE?

   A We were pleased with the Fund's performance. Although the Fund was hurt by the sharp increase in interest rates during the first half of the year, it has steadily gained ground since then.

      For the six months ended December 31, 1996, the Fund posted a total return of 9.32 percent(1) (Class A shares at net asset value). In comparison, the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index, generated a total return of 2.42 percent over the same period. Similarly, a composite index of 20 percent of each Solomon Brothers Index for Mortgages, High Yield, Corporate, Non-U.S. Dollar World Government Bond, and Brady Bonds produced a total return of 7.43 percent over the same period. Keep in mind that neither index reflects any commissions or fees that would be paid by an investor purchasing the securities they represents. The Fund's distribution rate was 7.90 percent(3) as of calendar year end, reflecting a monthly dividend of $.0875 per Class A share and a maximum public offering price of $13.29 per share. Please refer to the chart on page four for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

   A We caution against viewing the U.S. market in isolation. Although our fundamental economic conditions look positive, growth in overseas markets could have a profound impact on our market. If economic growth outside the United States accelerates, investment dollars could be drawn away from U.S. markets, while forcing our interest rates to increase. At the same time, higher foreign growth could increase the demand for U.S. goods, spurring our economy in an effort to meet export demand.

      While these may be long-term scenarios, they could influence our actions in the first half of 1997. We will continue to stay overweighted in emerging markets, because it appears that demand is strong, supply is adequate, and the policy changes initiated by many of these economies have served them well. The potential for volatility in these markets is somewhat offset by the high yields which are available compared to developed markets. For now, we feel that the Fund can take advantage of these opportunities while keeping a close eye on developments in the domestic markets.

      While there are several factors that could positively impact the market, we believe it is more likely that interest rates will increase rather than decline in the short term, although we do not anticipate a drastic move in either direction. The high yield sector could continue to perform well in a growing economy, which could improve the Fund's credit prospects, with high coupons acting as a buffer against rising interest rates. Whether or not the Fed reacts to higher growth by raising interest rates, market participants will still price bonds in line with their own expectations, and we will react accordingly.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]

Robert Hickey
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             CORPORATE BONDS  82.5%
             BANKING  7.0%
    1,000    Banco Central del Uruguay - US$ (e)......        6.750%  02/19/21   $    825,000
    3,000    Mellon Capital Trust I - US$ (c).........        7.720   12/01/26      2,958,336
    4,100    Western Financial Savings - US$ (c)......        8.500   07/01/03      4,220,298
                                                                                 ------------
                                                                                    8,003,634
                                                                                 ------------
             BEVERAGE, FOOD & TOBACCO  2.7%
    3,000    Coca-Cola Femsa - US$....................        8.950   11/01/06      3,048,750
                                                                                 ------------
             BUILDINGS AND REAL ESTATE  0.9%
    1,000    Guangdong Enterprises - US$ (c)..........        8.750   12/15/03        994,780
                                                                                 ------------
             CONTAINERS, PACKAGING & GLASS  0.9%
    1,000    U.S. Can Company - US$...................       13.500   01/15/02      1,045,000
                                                                                 ------------
             ELECTRONICS  3.9%
    1,000    Bell & Howell Co. - US$ (d)..............     0/11.500   03/01/05        742,500
    3,500    Long Island Lighting Co. - US$ (c).......        9.750   05/01/21      3,657,500
                                                                                 ------------
                                                                                    4,400,000
                                                                                 ------------
             FINANCE  17.2%
       50    Avalon Properties - US$..................        8.960   10/15/01      1,275,000
    1,000    Contifinancial Corp. - US$ (c)...........        8.375   08/15/03      1,035,000
    1,500    Federal Realty Investment Trust - US$
             (c)......................................        6.625   12/01/05      1,437,750
    5,000    Financiera Energetica Nacional - US$
             (c)......................................        9.375   06/15/06      5,315,000
    2,000    Financiera Energetica Nacional 144A - US$
             (g)......................................        9.375   09/15/06      2,126,000
    5,000    First Federal Michigan - US$.............            *   02/26/05      2,900,000
    3,500    Fleet Capital Trust - US$................        7.920   12/11/26      3,507,630
       40    Merry Land & Investment - US$............        8.290   12/10/26      1,930,000
                                                                                 ------------
                                                                                   19,526,380
                                                                                 ------------
             HEALTHCARE  0.5%
      500    Tenet Healthcare - US$...................       10.125   03/01/05        552,500
                                                                                 ------------
             HOME AND OFFICE FURNISHINGS  2.3%
      100    MPEC International Capital L.P. - US$....        9.125   09/21/05      2,625,000
                                                                                 ------------
             LEISURE AND AMUSEMENT  0.5%
      500    Majestic Star Casino LLC - US$...........       12.750   05/15/03        536,250
                                                                                 ------------
             MINING  4.6%
      400    Carbide/Graphite Group, Inc. - US$ (c)...       11.500   09/01/03        438,000
    5,000    Cyprus Amax Minerals, Inc. - US$ (c).....        6.625   10/15/05      4,817,345
                                                                                 ------------
                                                                                    5,255,345
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             OIL & GAS  9.7%
    3,000    Coastal Corp - US$.......................        9.750%  08/01/03   $  3,439,206
      500    Coda Energy - US$ (c)....................       10.500   04/01/06        530,000
      500    Global Marine - US$ (c)..................       12.750   12/15/99        540,000
    1,500    Oleoducto Central S.A. - US$ (c).........        9.350   09/01/05      1,565,625
    4,950    Transportadora de Gas del Sur S.A. -
             US$......................................        7.750   12/23/98      4,937,625
                                                                                 ------------
                                                                                   11,012,456
                                                                                 ------------
             PAPER  1.4%
      500    Doman Industries Ltd. - US$ (c)..........        8.750   03/15/04        470,000
      500    Indah Kiat International Finance (Pulp
             and Paper Corp) Global Bond - US$ (c)....       11.375   06/15/99        532,500
      500    Tjiwi Kimia International BV - US$.......       13.250   08/01/01        568,750
                                                                                 ------------
                                                                                    1,571,250
                                                                                 ------------
             PRINTING, PUBLISHING & BROADCASTING  3.8%
    2,000    Insight Communications - US$.............       11.250   03/01/00      2,070,000
    1,000    International Cabletel - US$.............            *   02/01/06        682,500
      500    K-III Communications - US$ (c)...........       10.625   05/01/02        526,250
    1,000    SCI Television - US$.....................       11.000   06/30/05      1,075,000
                                                                                 ------------
                                                                                    4,353,750
                                                                                 ------------
             RETAIL  2.7%
    3,000    Wal-Mart Stores - US$....................        6.750   05/24/02      3,040,500
                                                                                 ------------
             TELECOMMUNICATIONS  10.9%
    2,000    Cablevision Systems - US$ (c)............        9.875   05/15/06      2,055,000
      500    Centennial Cellular Corp. - US$ (c)......       10.125   05/15/05        505,000
    1,000    Comcast Corp. - US$......................        9.125   10/15/06      1,025,000
      500    Impsat Corp. 144A- US$ (g)...............       12.125   07/15/03        527,500
    1,000    Panamsat L.P. - US$ (c)..................        9.750   08/01/00      1,057,500
      600    Pricellular Wireless Corp. - US$ (d).....     0/12.250   10/01/03        516,000
    1,000    Rogers Cablesystems - CA$................        9.650   01/15/14        695,246
    1,000    Telefonica de Argentina - US$............       11.875   11/01/04      1,111,000
    5,000    Telstra Corp. Ltd. - US$.................        6.500   11/28/05      4,887,500
                                                                                 ------------
                                                                                   12,379,746
                                                                                 ------------
             TRANSPORTATION  2.4%
    2,500    United Air Lines - US$ (c)...............        9.000   12/15/03      2,709,968
                                                                                 ------------
             UTILITIES  11.1%
      500    AES Corp. - US$..........................       10.250   07/15/06        540,000
    1,000    Bridas Corp. - US$ (c)...................       12.500   11/15/99      1,072,500
    2,000    Central Puerto S.A. - US$ (c)............       10.700   08/01/01      2,033,220
    1,000    Central Termica Guemes S.A. 144A - US$
             (g)......................................       12.000   11/26/01      1,020,000
    1,000    El Paso Electric Co - US$ (c)............        7.750   05/01/01      1,027,500
    2,000    Enersis S.A. - US$.......................        6.600   12/01/26      1,967,310

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
    1,500    Midland Funding Corp II - US$ (c)........       11.750%  07/23/05   $  1,676,250
      500    National Energy Group - US$..............       10.750   11/01/06        525,000
    1,000    Sodigas 144A - US$ (g)...................       10.500   07/06/99      1,036,250
    1,655    Subic Power Corp. - US$..................        9.500   12/28/08      1,729,655
                                                                                 ------------
                                                                                   12,627,685
                                                                                 ------------
             Total Corporate Bonds............................................     93,682,994
                                                                                 ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  35.0%
             ARGENTINA  8.0%
    5,000    Argentina 144A Floater - US$ (g).........        8.200   08/15/99      5,000,000
    2,500    Argentina Par Bond - US$ (d) (e).........  5.250/5.500   03/31/23      1,575,000
    2,000    Goldman Sachs Argentine Bocones Trust -
             US$......................................       13.375   08/15/01      2,464,000
                                                                                 ------------
                                                                                    9,039,000
                                                                                 ------------
             AUSTRALIA  1.3%
    1,900    Australian Government - AU$..............        7.000   04/15/00      1,523,051
                                                                                 ------------
             BRAZIL  2.9%
    2,000    Brazil MYDFA Trust Certs - US$...........        6.688   09/15/07      1,712,500
    2,500    Brazil Pars - US$ (d) (e)................        4.250   04/15/24      1,565,625
                                                                                 ------------
                                                                                    3,278,125
                                                                                 ------------
             CANADA  0.9%
    1,250    Canadian Government - CA$................        7.500   03/01/01        985,084
                                                                                 ------------
             COLOMBIA  1.4%
    1,500    Republic of Colombia - US$ (c)...........        8.660   10/07/16      1,568,385
                                                                                 ------------
             COSTA RICA  0.7%
    1,000    Banco Central Costa Rica - US$ (e).......        6.250   05/21/10        807,500
                                                                                 ------------
             ITALY  1.0%
1,500,000    Republic of Italy BTPS - ITL.............        9.500   05/01/01      1,092,320
                                                                                 ------------
             NEW ZEALAND  1.3%
    2,000    New Zealand Government - NZ$.............        8.000   02/15/01      1,459,880
                                                                                 ------------
             POLAND  3.3%
    3,500    Poland PDI Bond - US$ (d) (e)............  3.750/4.000   10/27/14      2,948,750
    1,000    Poland Registered PDI Bond - US$ (d)
             (e)......................................  3.750/4.000   10/27/14        842,500
                                                                                 ------------
                                                                                    3,791,250
                                                                                 ------------
             RUSSIA  6.3%
    2,500    Vnesheconombank Loans - US$..............          (f)         (f)     1,984,375
    5,000    DLJ Emerging Markets LDC - US$...........        5.500   12/30/97      5,196,000
                                                                                 ------------
                                                                                    7,180,375
                                                                                 ------------
             SLOVAKIA  1.7%
    2,000    New Slovakia Euro Bond 144A - US$ (g)....        7.250   12/19/06      1,966,620
                                                                                 ------------


                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             SPAIN  1.5%
  200,000    Spanish Government - ESP.................        8.400%  04/30/01   $  1,684,574
                                                                                 ------------
             UNITED KINGDOM  2.0%
    1,000    UK Treasury Bonds - GBP..................        7.000   11/06/01      1,695,546
      350    UK Treasury Bonds - GBP..................        6.750   11/26/04        575,824
                                                                                 ------------
                                                                                    2,271,370
                                                                                 ------------
             VENEZUELA  2.7%
    3,500    Venezuelan Debt Conversion Bond - US$
             (e)......................................        6.625   12/18/07      3,084,375
                                                                                 ------------
             Total Foreign Government and Agency Securities...................     39,731,909
                                                                                 ------------
             U.S. GOVERNMENT AND AGENCY SECURITIES 7.5%
    3,000    FNMA Note................................        8.000   04/13/05      3,057,000
    3,500    U.S. Treasury Note.......................        6.250   10/31/01      3,504,620
    2,000    U.S. Treasury Note.......................        6.500   10/15/06      2,011,860
                                                                                 ------------
             Total U.S. Government and Agency Securities......................      8,573,480
                                                                                 ------------
             MORTGAGE BACKED SECURITIES (U.S.)  15.4%
    2,451    DLJ Mortgage Acceptance Corp 1996-E1.....        8.517   12/28/25      2,474,588
    5,000    FNMA REMIC 30 Year Pool (b)..............        7.500   06/01/25      5,000,050
    5,000    FNMA REMIC 30 Year Pool (b)..............        8.500   08/01/25      5,187,500
       75    FNMA REMIC #93-55 M PAC (Interest Only)
             (c)......................................      727.220   09/25/06      1,636,500
    3,502    FNMA REMIC #93-180 SB (Inverse Fltg)
             (c)......................................        4.771   09/25/00      3,186,514
                                                                                 ------------
             Total Mortgage Backed Securities (U.S.)..........................     17,485,152
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                    Security Description                      Shares  Market Value
----------------------------------------------------------------------------------
COMMON STOCKS  1.7%
CIA Telecom Chile - ADR (Chile) - US$.......................   1,000  $    101,125
Grupo Carso - ADR (Mexico) - US$............................  10,000       105,000
Hong Kong Telecom LTD - ADR (Hong Kong) - US$...............   6,000        97,500
Grupo Casa Autrey - ADR (Mexico) - US$......................   8,500       165,750
Lukoil Holdings - ADR (Russia) - US$........................   7,500       350,625
Telecom Argentina - ADR (Argentina) - US$...................  27,000     1,090,125
Thai Military Bank - THB....................................  15,000        29,537
                                                                      ------------
    Total Common Stocks.............................................     1,939,662
                                                                      ------------
SWAP TRANSACTIONS  0.0%
Goldman Sachs, 40.0 million US$ notional amount, maturing 01/23/00, payment based upon the spread between the 6 year French Franc fixed swap interest rate versus the 6 year German Mark fixed swap interest
rate................................................................       (70,643)
                                                                      ------------
TOTAL LONG-TERM INVESTMENTS  142.1%
  (Cost $157,429,001) (a)...........................................   161,342,554
SHORT TERM INVESTMENTS  2.2%
  (Cost $2,500,000) (a).............................................     2,504,500
LIABILITIES IN EXCESS OF OTHER ASSETS  (44.3%)......................   (50,333,538)
                                                                      ------------
NET ASSETS  100.0%..................................................  $113,513,516
                                                                      ============

* Zero coupon bond

(a) At December 31, 1996, cost for federal income tax purposes is $159,929,001; the aggregate gross unrealized appreciation is $5,081,692 and the aggregate gross unrealized depreciation is $1,342,614, resulting in net unrealized appreciation on investments, foreign currency translation of other assets and liabilities, forward currency contracts and option and futures transactions of $3,739,078.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option, futures, forwards or swaps transactions or borrowings of the Fund.

(d) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

(e) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f) Item represents an assignment of a bank loan which currently is in default with the potential to be restructured at a future date. As of December 31, 1996, item is a non-income producing security.

(g) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The following table summarizes the portfolio composition at December 31, 1996, based upon quality ratings issued by Standard & Poors. For securities not rated by Standard & Poors, the Moody's rating is used.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

U.S. Govt. and Agency
  Obligations................   16.3%
AAA..........................    8.0
AA...........................    5.0
A............................    2.9
BBB..........................   20.3
BB...........................   22.6
B............................   12.3
CCC..........................    0.3
Non-Rated....................   12.3
                               ------
                               100.0%
                               ======

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $157,429,001)
  (Note 1)..................................................    $161,342,554
Short-Term Investments (Cost $2,500,000) (Note 1)...........       2,504,500
Receivables:
  Securities Sold...........................................      10,602,617
  Interest..................................................       2,359,811
  Fund Shares Sold..........................................         425,175
  Variation Margin on Futures (Note 5)......................          79,617
  Dividends.................................................          48,500
Options at Market Value (Net premiums paid of $500,988)
  (Note 5)..................................................         203,938
Forward Currency Contracts (Note 5).........................          93,268
Unamortized Organizational Expenses (Note 1)................          67,869
Other.......................................................             788
                                                                ------------
    Total Assets............................................     177,728,637
                                                                ------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreements (Note 8)....................      29,852,635
  Securities Purchased......................................      24,058,723
  Bank Borrowings (Note 8)..................................       8,675,787
  Fund Shares Repurchased...................................         457,234
  Income Distributions......................................         441,374
  Distributor and Affiliates (Notes 2 and 7)................         165,607
  Investment Advisory Fee (Note 2)..........................          95,590
Accrued Expenses............................................         407,529
Deferred Compensation and Retirement Plans (Note 2).........          60,642
                                                                ------------
    Total Liabilities.......................................      64,215,121
                                                                ------------
NET ASSETS..................................................    $113,513,516
                                                                ============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................    $117,043,299
Net Unrealized Appreciation on Securities...................       3,739,078
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (883,009)
Accumulated Net Realized Loss on Securities.................      (6,385,852)
                                                                ------------
NET ASSETS..................................................    $113,513,516
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $38,895,215 and 3,072,116 shares of
    beneficial interest issued and outstanding).............    $      12.66
    Maximum sales charge (4.75%* of offering price).........             .63
                                                                ------------
    Maximum offering price to public........................    $      13.29
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $71,054,489 and 5,611,524 shares of
    beneficial interest issued and outstanding).............    $      12.66
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,563,812 and 281,706 shares of
    beneficial interest issued and outstanding).............    $      12.65
                                                                ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $12,917)......    $ 5,512,839
Dividends (Net of foreign withholding taxes of $453)........        114,946
                                                                -----------
      Total Income..........................................      5,627,785
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................        511,968
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $45,738, $338,160 and $17,232, respectively)
  (Note 7)..................................................        401,130
Shareholder Services (Note 2)...............................         99,521
Custody.....................................................         78,060
Trustees Fees and Expenses (Note 2).........................         18,288
Amortization of Organizational Expenses (Note 1)............         17,131
Legal (Note 2)..............................................          9,200
Other.......................................................        130,608
                                                                -----------
      Total Operating Expenses..............................      1,265,906
      Less Expenses Reimbursed (Note 2).....................         30,027
                                                                -----------
      Net Operating Expenses................................      1,235,879
      Interest Expense (Note 8).............................        828,278
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,563,628
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................    $ 3,352,109
  Options...................................................       (348,960)
  Futures...................................................     (1,501,002)
  Forwards..................................................        (69,039)
  Foreign Currency Transactions.............................       (119,047)
                                                                -----------
Net Realized Gain on Securities.............................      1,314,061
                                                                -----------
Net Unrealized Appreciation/Depreciation on Securities:
Beginning of the Period.....................................       (794,446)
                                                                -----------
End of the Period:
  Investments...............................................      3,918,053
  Options...................................................       (297,050)
  Futures...................................................         25,173
  Forwards..................................................         93,268
  Foreign Currency Translation..............................           (366)
                                                                -----------
                                                                  3,739,078
                                                                -----------
Net Unrealized Appreciation on Securities During the
  Period....................................................      4,533,524
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..............    $ 5,847,585
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 9,411,213
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1996
                  and the Year Ended June 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                             December 31, 1996    June 30, 1996
-----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................      $  3,563,628       $  7,166,242
Net Realized Gain on Securities..........................         1,314,061          2,088,097
Net Unrealized Appreciation on Securities During the
 Period..................................................         4,533,524          1,185,450
                                                               ------------       ------------
Change in Net Assets from Operations.....................         9,411,213         10,439,789
                                                               ------------       ------------
Distributions from Net Investment Income.................        (3,586,540)        (7,166,242)
Distributions in Excess of Net Investment Income (Note
 1)......................................................          (694,923)          (721,843)
                                                               ------------       ------------
Distributions from and in Excess of Net Investment
 Income*.................................................        (4,281,463)        (7,888,085)
                                                               ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......         5,129,750          2,551,704
                                                               ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................................        19,419,231         29,338,222
Net Asset Value of Shares Issued Through Dividend
 Reinvestment............................................         1,690,015          3,220,366
Cost of Shares Repurchased...............................       (11,594,248)       (20,206,493)
                                                               ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......         9,514,998         12,352,095
                                                               ------------       ------------
TOTAL INCREASE IN NET ASSETS.............................        14,644,748         14,903,799
NET ASSETS:
Beginning of the Period..................................        98,868,768         83,964,969
                                                               ------------       ------------
End of the Period (Including accumulated undistributed
 net investment income of $(883,009) and $22,912,
 respectively)...........................................      $113,513,516       $ 98,868,768
                                                               ============       ============

                                          Six Months Ended      Year Ended
       *Distributions by Class            December 31, 1996    June 30, 1996
----------------------------------------------------------------------------
Distributions from and in Excess of
 Net Investment Income (Note 1):
 Class A Shares.......................       $(1,542,104)       $(2,908,823)
 Class B Shares.......................        (2,606,684)        (4,768,060)
 Class C Shares.......................          (132,675)          (211,202)
                                             -----------        -----------
                                             $(4,281,463)       $(7,888,085)
                                             ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                      December 31, 1993
                                                                                        (Commencement
                                                                                        of Investment
                                  Six Months Ended     Year Ended      Year Ended      Operations) to
         Class A Shares           December 31, 1996   June 30, 1996   June 30, 1995     June 30, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................      $12.065           $11.704         $11.975           $14.300
                                       -------           -------         -------           -------
Net Investment Income............         .447             1.013            .657              .566
Net Realized and Unrealized
  Gain/Loss on Securities........         .674              .446            .272            (2.391)
                                       -------           -------         -------           -------
Total from Investment
  Operations.....................        1.121             1.459            .929            (1.825)
                                       -------           -------         -------           -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1)..............         .525             1.098            .793              .500
  Return of Capital
    Distribution.................          -0-               -0-            .407               -0-
                                       -------           -------         -------           -------
Total Distributions..............         .525             1.098           1.200              .500
                                       -------           -------         -------           -------
Net Asset Value, End of the
  Period.........................      $12.661           $12.065         $11.704           $11.975
                                       =======           =======         =======           =======
Total Return* (a)................      9.32%**            12.92%           8.46%           (12.83%)**
Net Assets at End of the Period
  (In millions)..................      $  38.9           $  33.8         $  29.6           $  24.5
Ratio of Operating Expenses to
  Average Net Assets*............        1.81%             1.84%           1.98%             1.88%
Ratio of Interest Expense to
  Average Net Assets (Note 8)....        1.55%             2.27%           2.38%              .96%
Ratio of Net Investment Income to
  Average Net Assets*............        7.16%             8.34%           5.88%             9.27%
Portfolio Turnover...............       252%**              343%            253%              114%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets.............        1.86%             1.92%             N/A               N/A
Ratio of Net Investment Income to
  Average Net Assets.............        7.10%             8.26%             N/A               N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     December 31, 1993
                                                                                       (Commencement
                                                                                       of Investment
                                 Six Months Ended     Year Ended      Year Ended      Operations) to
Class B Shares                   December 31, 1996   June 30, 1996   June 30, 1995     June 30, 1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................      $12.069           $11.706         $11.968           $14.300
                                      -------           -------         -------           -------
Net Investment Income...........         .399              .926            .585              .515
Net Realized and Unrealized
  Gain/Loss on Securities.......         .674              .443            .245            (2.392)
                                      -------           -------         -------           -------
Total from Investment
  Operations....................        1.073             1.369            .830            (1.877)
                                      -------           -------         -------           -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1).............         .480             1.006            .722              .455
  Return of Capital
    Distribution................          -0-               -0-            .370               -0-
                                      -------           -------         -------           -------
Total Distributions.............         .480             1.006           1.092              .455
                                      -------           -------         -------           -------
Net Asset Value, End of the
  Period........................      $12.662           $12.069         $11.706           $11.968
                                      =======           =======         =======           =======
Total Return* (a)...............        8.92%**          12.06%           7.62%           (13.21%)**
Net Assets at End of the Period
  (In millions).................      $  71.1           $  61.9         $  52.6           $  46.4
Ratio of Operating Expenses to
  Average Net Assets*...........        2.57%             2.59%           2.68%             2.63%
Ratio of Interest Expense to
  Average Net Assets (Note 8)...        1.55%             2.26%           2.38%              .96%
Ratio of Net Investment Income
  to Average Net Assets*........        6.40%             7.58%           5.30%             8.48%
Portfolio Turnover..............         252%**            343%            253%              114%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets............        2.62%             2.67%             N/A               N/A
Ratio of Net Investment Income
  to Average Net Assets.........        6.34%             7.50%             N/A               N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     December 31, 1993
                                                                                       (Commencement
                                                                                       of Investment
                                 Six Months Ended     Year Ended      Year Ended      Operations) to
         Class C Shares          December 31, 1996   June 30, 1996   June 30, 1995     June 30, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................      $12.059           $11.699         $11.966           $14.300
                                      -------           -------         -------           -------
Net Investment Income...........         .394              .944            .598              .509
Net Realized and Unrealized
  Gain/Loss on Securities.......         .678              .422            .227            (2.388)
                                      -------           -------         -------           -------
Total from Investment
  Operations....................        1.072             1.366            .825            (1.879)
                                      -------           -------         -------           -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1).............         .480             1.006            .722              .455
  Return of Capital
    Distribution................          -0-               -0-            .370               -0-
                                      -------           -------         -------           -------
Total Distributions.............         .480             1.006           1.092              .455
                                      -------           -------         -------           -------
Net Asset Value, End of the
  Period........................      $12.651           $12.059         $11.699           $11.966
                                      =======           =======         =======           =======
Total Return* (a)...............      8.84%**            12.07%           7.53%           (13.21%)**
Net Assets at End of the Period
  (In millions).................      $   3.6           $   3.1         $   1.7           $   2.1
Ratio of Operating Expenses to
  Average Net Assets*...........        2.56%             2.58%           2.69%             2.65%
Ratio of Interest Expense to
  Average Net Assets (Note 8)...        1.55%             2.22%           2.38%              .95%
Ratio of Net Investment Income
  to Average Net Assets*........        6.37%             7.49%           5.92%             8.36%
Portfolio Turnover..............       252%**              343%            253%              114%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to
  Average Net Assets............        2.62%             2.66%             N/A               N/A
Ratio of Net Investment Income
  to Average Net Assets.........        6.31%             7.41%             N/A               N/A
** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its' secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $7,885,927 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and timing differences related to open futures and forward transactions at the Fund's fiscal year end.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to net currency losses totaling $188,086 were reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.

    Net realized gains on securities, if any, are distributed annually.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended December 31, 1996.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                       % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .75 of 1%
Next $500 million.......................................     .70 of 1%
Over $1 billion.........................................     .65 of 1%

    For the six months ended December 31, 1996, VKAC has agreed to assume the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1996, the Fund recognized expenses of approximately $13,000 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $800 has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1996, the Fund recognized expenses of approximately $75,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the six months ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1996, capital aggregated $39,992,816, $73,324,013 and
$3,726,470 for Classes A, B and C, respectively. For the six months ended December 31, 1996, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       502,545    $  6,237,434
  Class B....................................       989,573      12,222,345
  Class C....................................        77,751         959,452
                                                 ----------    -------------
Total Sales..................................     1,569,869    $ 19,419,231
                                                 ==========    =============
Dividend Reinvestment:
  Class A....................................        47,601    $    591,095
  Class B....................................        82,435       1,024,563
  Class C....................................         5,987          74,357
                                                 ----------    -------------
Total Dividend Reinvestment..................       136,023    $  1,690,015
                                                 ==========    =============
Repurchases:
  Class A....................................      (281,609)   $ (3,505,922)
  Class B....................................      (592,771)     (7,355,156)
  Class C....................................       (59,195)       (733,170)
                                                 ----------    -------------
Total Repurchases............................      (933,575)   $(11,594,248)
                                                 ==========    =============

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $36,670,209, $67,432,261 and $3,425,831 for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       751,977    $  9,046,110
  Class B....................................     1,498,860      18,147,281
  Class C....................................       178,450       2,144,831
                                                 ----------    ------------
Total Sales..................................     2,429,287    $ 29,338,222
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................        94,962    $  1,139,581
  Class B....................................       163,856       1,965,307
  Class C....................................         9,612         115,478
                                                 ----------    ------------
Total Dividend Reinvestment..................       268,430    $  3,220,366
                                                 ==========    ============
Repurchases:
  Class A....................................      (575,267)   $ (6,903,393)
  Class B....................................    (1,024,433)    (12,352,105)
  Class C....................................       (78,275)       (950,995)
                                                 ----------    ------------
Total Repurchases............................    (1,677,975)   $(20,206,493)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    For the six-months ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $15,600 and CDSC on redeemed shares of approximately $152,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $382,810,503 and $342,872,172, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended December 31, 1996, were as follows:

                                                   CONTRACTS        PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1996...................          3      $  (458,000)
Options Written and Purchased (Net)............      4,620       (1,757,969)
Options Terminated in Closing
  Transactions (Net)...........................     (3,861)       1,432,672
Options Exercised..............................        (52)          (4,375)
Options Expired (Net)..........................       (359)         286,684
                                                   ---------    ------------
Outstanding at December 31, 1996...............        351      $  (500,988)
                                                   =========    ============

    The descriptions and market values of the option contracts outstanding as of December 31, 1996, are as follows:

                                                              STRIKE
                                                EXPIRATION    PRICE/       MARKET
           DESCRIPTION             CONTRACTS       DATE       YIELD        VALUE
----------------------------------------------------------------------------------
German Mark Purchased Put.........      1        01/22/97      1.57       $ 18,000
U.S. Treasury Bond Future
  Feb 1997 Purchased Put..........    350        01/25/97       111        185,938
                                      ---                                 --------
                                      351                                 $203,938
                                      ===                                 ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the six months ended December 31, 1996, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at June 30, 1996...............................        231
Futures Opened.............................................      3,752
Futures Closed.............................................     (3,981)
                                                               ---------
Outstanding at December 31, 1996...........................          2
                                                               =========

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of December 31, 1996, and the descriptions and unrealized appreciation are as follows:

                                                                  UNREALIZED
                                                   CONTRACTS    APPRECIATION
----------------------------------------------------------------------------
10-Year Japanese Bond Future Mar 1997--
  Sells to Open (Current Notional Value
  $1,072,446 Per Contract).....................            2         $25,173
                                                           =         =======

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At December 31, 1996, the Fund has outstanding forward currency contracts as follows:

              FORWARD                  ORIGINAL     CURRENT       UNREALIZED
             CURRENCY                   VALUE        VALUE       APPRECIATION
-----------------------------------------------------------------------------
SELLS TO OPEN
Australian Dollar,
  1,000,000 expiring 01/06/97......   $  800,000   $  794,783    $      5,217
Spanish Peseta,
  260,320,000 expiring 01/13/97....    2,017,985    2,004,483          13,502
Swedish Krona,
  13,563,000 expiring 01/13/97.....    2,064,383    1,989,834          74,549
                                                                      -------
                                                                      $93,268
                                                                      =======

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

E. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal Home Loan Mortgage Corp (FHLMC), Federal National Mortgage Association (FNMA) or Government National Mortgage Association (GNMA).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flows and the lowest prepayment risk.

    A MBS may also be stripped to create an Interest Only (IO) or a Principal Only (PO) security. An IO represents ownership in the cash flows of the interest payments made from a specific pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower. Conversely, a PO represents an ownership interest in the cash flows of the principal payments made from a specified pool of MBS. The cash flows on this instrument would increase in a declining interest rate environment as prepayments on the underlying mortgages increase. IO's and PO's are typically used to manage interest rate exposure in the Fund's portfolio.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1996, are payments to VKAC of approximately $254,100.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $45,000,000 revolving credit agreement which expires on February 28, 1997. Interest is charged under the agreement at a rate of 1.10% above the federal funds rate. The interest rate in effect at December 31, 1996, was 7.25%. An annual commitment fee of .15% is charged on the unused portion of the credit line.

                         December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    The Fund has entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At December 31, 1996, the average interest rate in effect for reverse repurchase agreements was 5.86%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the six months ended December 31, 1996, was approximately $28,570,100 with an average interest rate of 5.74%.

    At December 31, 1996, these agreements represented 21.7% of the Fund's total assets.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 6,414,820 shares voted for the proposal, 122,931 shares voted against and 423,464 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 3,902,031 shares voted for the proposal, 161,514 shares voted against and 447,905 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 6,523,751 shares voted for the proposal, 85,582 shares voted against and 351,883 shares abstained.

                                       36